UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09094

Leuthold Funds, Inc.
(Exact name of registrant as specified in charter)

150 South Fifth Street, Suite 1700, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

John Mueller

Leuthold Weeden Capital Management

150 South Fifth Street, Suite 1700, Minneapolis, MN 55402
(Name and address of agent for service)

612-332-9141

Registrant’s telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

1

Item 1. Reports to Stockholders.

(a)

Annual Report
September 30, 2023

LEUTHOLD FUNDS

Leuthold Core Investment Fund

Retail Class Shares LCORX

Institutional Class Shares LCRIX

Leuthold Global Fund

Retail Class Shares GLBLX

Institutional Class Shares GLBIX

Leuthold Select Industries Fund

LSLTX

Leuthold Grizzly Short Fund

GRZZX
(Formerly Grizzly Short Fund)

Leuthold Core ETF

LCR

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this annual report is accurate or complete. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Inside Cover - blank

Leuthold Funds

Table of Contents

Leuthold Funds - 2023 Annual Report	1

Leuthold Funds

Letter to Shareholders

Dear Leuthold Fund Shareholders,

The first anniversary of the 2022 bear-market low (to date) occurred on October 12th, yet more than a year later, we’re not confident enough to declare that we’ve hit the first anniversary of a bull market. The rally from last October represents either (1) the longest hibernation of any bear market in history or (2) a bull market that’s hardly kicking. If one sides with the latter, there’s still plenty to be worried about: A full year after the October low point, U.S. economic, monetary, and valuation conditions have only crumbled more.

Our best guess is that the upturn from late 2022 to this year’s July 31st high point constituted a bear-market rally. If correct, it will have been the longest bear-market rally in history—at 9½ months. (The old record was five months.) After reaching this year’s peak in July, stocks declined in August and September, yet the S&P 5001 is still up 13.07% YTD as of September 30th. Not bad—until one looks under the hood. Eliminating the performance of the seven largest members of the S&P 500 (aka the “Magnificent Seven”2) drags down the YTD return for the remaining 493 stocks to a mere +1.94%. That sort of top-heavy performance has been seen many times in history, but never in the first year of a bull market.

Narrow leadership is just one reason to be skeptical about being in the midst of a new bull market. There are the interest-rate hikes, quantitative tightening3, still-elevated stock valuations, and, in our opinion, an economy destined for a recession.

Ultimately, we’ll rely on quantitative disciplines to guide portfolio exposure, not predictions. “Forecasts are for show, disciplines are for dough,” as Steve Leuthold would say. In our view, unsustainable dynamics are propping up major market indexes, and another leg down for stocks could crack the economy’s resilience—if not, there is no shortage of other high-stake vulnerabilities that may trigger a breakdown. Until the bear market finishes purging the excesses caused by recent years’ unrestrained monetary policies and the seduction of seven magnificent stocks, a new bull market won’t survive very long.

ANNUAL PERFORMANCE REVIEW
Tactical Asset Allocation—Domestic & Global Mutual Funds

For the fiscal year (FY) ended September 30th, the retail share class of the Leuthold Core Investment Fund (Core) had a total return (TR) of +10.75%, substantially better than its peers, as represented by the Morningstar Tactical Allocation category (+6.34% TR). Compared to a passive methodology that mirrors the S&P 500’s 100% equity exposure (+21.62% TR), the Core Fund’s mixture of equities, fixed income, and alternatives trailed by a wide margin but had much less performance volatility. The Leuthold Global Fund (Global) had a total return of +8.96% (retail share class)—lagging its peer fund category, Morningstar Global Allocation (+10.64% TR), and that of the 100% global stock exposure of the MSCI All Country World Index4 (ACWI), which produced +20.80% TR.

1Stock market index tracking performance of 500 of the largest companies listed on U.S. stock exchanges.

2Alphabet, Amazon, Apple, Google, Meta, Nvidia, and Tesla.

3Monetary policies that contract or reduce the Federal Reserve balance sheet.

4Comprises stocks of nearly 3,000 companies from 23 developed countries and 25 emerging markets.

2	Leuthold Funds - 2023 Annual Report

Leuthold Funds

Letter to Shareholders (continued)

Tactical Funds’ Long Equity Exposure

Traditional long-stock investments comprised a FY monthly average of 63% of assets in the Core and Global portfolios. The Core Fund’s U.S.-traded stocks produced +23.25% TR, outpacing the S&P 500’s corresponding +21.62%. The Global Fund’s equities (+21.51% TR) also surpassed its ACWI benchmark (+20.80% TR). Each strategy’s specific equity-performance drivers are detailed under “Leuthold Select Industries and Leuthold Global Industries.”

Tactical Funds’ Equity Hedge

One year ago, the equity hedge was a 19% weight in both the Core and Global Funds, offsetting 58% in long equities to a net exposure level of 39%. After hitting a low point for the bear market in October 2022, most market-cap segments and styles caught a tailwind and rebounded into early 2023. The turnaround in stock market breadth helped to buoy our expectations and prompted us to reduce the hedge, lifting net equity exposure to 55%. The same market technicals faded during March, and the Core and Global Funds shifted back to a more cautious net equity stance of 49%, which was maintained throughout the rest of the FY.

The equity hedge is multi-purpose: 1) It offers an efficient means to lower and raise stock exposure, which is less costly and more tax-friendly than selling/buying individual securities; 2) It has the potential to profit and counteract losses incurred by the portfolio’s long equity positions when the stock market is declining. Over the last twelve months, the hedge succeeded several times in accomplishing the first objective; in terms of added value from absolute return, it was a disadvantage, incurring -400 basis points5 (bps) against gains booked by other portfolio assets.

Tactical Funds’ Fixed Income

As with the prior FY, fixed income encompassed 15% of assets during the last twelve months, which is historically low versus the Funds’ average level. The greater part of the mix was Developed Market Sovereign Debt, with an average weight between 8-9%. It was the only fixed-income portion to produce a loss, albeit marginally, due to its small position. Other investment-grade bonds included Corporates, Treasury Inflation Protected Securities (TIPS), Mortgage-Backed Securities (MBS), and Emerging Market Sovereign Debt; collectively, they added 30 bps to FY results. In addition to investment-grade debt, there was a minimal amount (0.60%) in High Yield bonds, which had a slightly positive return.

Tactical Funds’ Commodities Exposure: Gold

The weight in Gold stayed steady near 2% until the end of June; it was liquidated from portfolios in July. We continue to view Gold as a sensible choice for diversification in personal portfolios; however, the opportunity cost of precious metals is up sharply, and for now, we parked the proceeds in Treasury bills yielding more than 5%. Acting contrary to its usual nature, Gold’s performance followed the direction of stocks for much of the nine-plus-month holding period, booking gains in tandem with equities until it veered off track and declined in May and June. Performance was solid at +1,700 bps, translating to a +30 bps effect on twelve-month results.

5A basis point is one-hundredth of a percentage point. One basis point equals 0.01%, or 0.0001. One hundred basis points equal 1%.

Leuthold Funds - 2023 Annual Report	3

Leuthold Funds

Letter to Shareholders (continued)

Leuthold Select Industries and Leuthold Global Industries
Long Equity Exposure—Domestic & Global

Leuthold Select Industries (SI) and Leuthold Global Industries (GI) are fully invested stock portfolios. The universes of eligible securities for each are multi-cap (i.e., equities of all sizes based on market capitalization). The SI Fund universe comprises 3,000 domestically traded securities, while the GI universe contains roughly 5,000 globally traded equities. To reduce risk, individual stocks must meet additional prerequisites for portfolio eligibility, like minimum liquidity and trading volume thresholds.

Investment selection starts with a top-down system. It is a quantitative approach that looks for compelling trends among broad sectors and affiliated industries. After a concept emerges as an attractive opportunity, investments are directed to concentrations of stocks that characterize the theme. The goal is to profit from upward momentum in subsets of equities that seem positioned to maintain leadership for an extended period.

Aside from a few stumbles, leading stock market indexes, both domestic and foreign, charged higher after the S&P 500 established its low (to date) in October 2022, and our equities rivaled those moves. For the FY ended September 30th, the Leuthold SI Fund produced +22.23% TR, which was better than the +21.62% TR for the S&P 500 and substantially ahead of its peer-fund category, Morningstar Mid-Cap Blend (+13.98% TR). Leuthold GI equities generated a +22.05% TR—above that of the MSCI ACWI (+20.80% TR) and its peers—as reflected by the Morningstar Global Large-Stock Blend average (+18.33% TR).

Equity Sector/Industry Group Drivers

(Relative performance refers to corresponding benchmark results.)

At the broad sector level, all SI and GI investments were profitable over the last twelve months: The top performers in SI contributed between +240 and +870 bps to FY results, and GI’s best sectors provided +296 to +521 bps. The ACWI also netted gains in all sectors, while the S&P 500 swallowed losses from Real Estate and Utilities—the two sectors in which SI had zero assets, as our disciplines rated them poorly all year. Like SI’s domestic scores, the GI rankings kept that portfolio out of the Real Estate sector, and, considering GI’s almost nonexistent weight in Utilities, the sector wasn’t tallying enough positives to suggest attractive opportunities in that global arena, either.

From a sector view, the FY’s strongest areas in the two equity strategies were virtually mirror images. Still, in terms of performance, the standings varied due to domestic- versus global-specific undercurrents. The top investments in common between SI and GI were Information Technology, Financials, Consumer Discretionary, Industrials, and Materials. There were two divergences of note: 1) Energy was far more value-added to GI (+440 bps) than associated holdings in SI (+170 bps), and 2) On an absolute basis, the SI’s domestic Communication Services sector supplied over +2,300 bps compared to -1,400 bps for GI’s global version.

4	Leuthold Funds - 2023 Annual Report

Leuthold Funds

Letter to Shareholders (continued)

The SI Fund’s upside from the IT sector was driven by miscellaneous concentrations in Semiconductorrelated stocks (42% average gain over the last twelve months), Systems Software (+32%), Hardware & Storage (+29%), Electronic Manufacturing Services (+59%), and Application Software (+85%). In contrast, GI’s IT sector gains were entirely attributable to groups in the Semiconductor industry (+29-60%).

Financials exposure in both equity portfolios benefited from industry investments in Banking/Brokerage (+14% FY average return), Reinsurance (SI +18%; GI +53%), and Property & Casualty (+17%). The GI portfolio (which outdid SI’s Financials holdings) captured a nice increase from Developed Market Diversified Banks (+38%), while SI’s allotment to Transaction/Payment Processing equities had a strong showing (+35%).

Breaking down the attribution in the Consumer Discretionary sector, SI and GI mutually profited from surging Homebuilding stocks (+65-73%); SI performance was further advanced by interconnected exposure to Home Improvement and Home Furnishing retailers. Both had auto-industry stocks; in SI, Automotive Retail (+67%) was a big boost, and GI performance had constructive results from Automobile Manufacturers to a lesser degree.

Various concentrations were spread across Industrials subsets, with the most prominent weight being Trading Companies & Distributors, which added over 100 bps and 176 bps, respectively, to SI and GI returns. A second group in common was Air Freight & Logistics: In SI, it experienced +11% over the last twelve months, while GI’s larger commitment to the global segment produced +40%. Specific to SI, Environmental Services stocks also buoyed FY results.

Equity portfolios had productive outcomes from Metals & Mining and Steel (Materials sector), although GI’s groups meaningfully trailed the performance of SI’s respective positions. A third industry, Copper, was advantageous for SI.

Each portfolio contained several industry investments detracting from FY gains, but the losses were minimal. Offsetting SI’s FY results, most damage was attributable to stocks from Specialty Retail, Advertising, and Health Care Facilities (amounting to just over -100 bps combined). GI’s FY gain was moderately diminished by unsuccessful investments in Airlines, Textile/Apparel/Luxury Goods, and Advertising.

Global Industries: Attribution By Country

Over the last twelve months, GI’s most significant weight, U.S. stocks (48% exposure), returned +20%. The ACWI’s U.S. weight was higher at 59% and performed marginally better (+21%). GI equities affiliated with Japan, the U.K., the Netherlands, Germany, and Canada materially outpaced those in the ACWI. Switzerland, South Korea, Spain, Mexico, and Luxembourg were also more value-added on a relative basis.

Even though losses specific to country exposure were nominal, one stood out as particularly poor: Equities from France returned a disappointing -21%, affecting GI performance by about -30 bps. That loss looks fairly insignificant, but it was much more cutting when contrasted with the benchmark’s position in France, which soared nearly +36% and added about 100 bps to ACWI return. GI’s next worst country investments were Indonesia, Panama, South Africa, Norway, and Finland—they detracted by a pooled -50 bps versus +12 bps for the benchmark.

Leuthold Funds - 2023 Annual Report	5

Leuthold Funds

Letter to Shareholders (continued)

Leuthold Grizzly Short Fund
Short-Only Equity Exposure

The Leuthold Grizzly Short Fund (Grizzly) aims to be 100% short individual stocks. There are numerous applications for this investment specialty, including Seeking profits when stocks decline, diversification, smoothing out volatility, and managing capital gains/losses.

This actively managed approach employs a quantitative methodology for security selection. The Fund obtains inverse exposure to stocks trading at prices that don’t seem sustainable based on the underlying fundamentals; the Grizzly Short Fund profits when a portfolio holding declines in price.

For the FY ended September 30th, the Grizzly Short Fund produced -16.77% TR. It was a nice improvement over the S&P 500 inverse results (-21.62% TR) but slightly lower than the inverse S&P 400 MidCap6 Index (-15.51% TR).

Short Exposure: Equity Sector/Industry Group Drivers

(Relative performance vs. S&P 500’s corresponding results.)

The year’s tremendous upswing for Information Technology (IT) stocks resulted in one of the Grizzly Short Fund’s biggest FY losses on an absolute basis. Ironically, it was responsible for most of the Fund’s relative outperformance because it was substantially underweighted (about one-half of the benchmark). On an absolute basis, the Grizzly Short Fund snared a gain from Utilities (the only sector with a positive contribution to FY results). Besides Utilities, Communication Services and IT positions outpaced the S&P 500’s exposure.

Investments in Utilities were diversified across sub-industries, like Electric, Water, and Multi-Utilities. However, the sector gain was mainly the result of Multi-Utilities and, to a lesser extent, Renewable Electricity and Independent Power Producers. The Fund’s superior relative results within Communication Services came from Interactive Media, Interactive Home Entertainment, and Advertising—they counteracted the terrible performance of Movies & Entertainment stocks. Among the IT sector, the Communications Equipment subset produced a gain, and Electronic Equipment, Electronic Components, and IT Consulting were comparatively valued-added.

The rest of the broad sector investments trailed those in the benchmark, some by a great deal. Energy and Financials underperformed, in turn, by -64 bps and -89 bps. Health Care underperformance was more extensive (-100 bps), but the relative return from Consumer Discretionary was abysmal—more than -300 bps worse. Real Estate, Materials, Communication Services, and Industrials were laggards, but by a much smaller margin, -16 bps to -25 bps apiece.

The most damaging Consumer Discretionary allocations were Retailers of all varieties: Apparel, Broadline, Automotive Parts, Accessories, Electronics, and Home Improvement (-230 bps collectively). Casinos & Gaming further undermined FY performance by -120 bps, and Hotels & Resorts trimmed by -62 bps. Adverse allocations to Health Care stemmed from two related areas: HC Equipment (-141 bps) and HC Supplies (-100 bps).

6The index serves as a gauge for the U.S. mid-cap equities sector and is the most widely followed mid-cap index.

6	Leuthold Funds - 2023 Annual Report

Leuthold Funds

Letter to Shareholders (continued)

Because it is actively managed, the Grizzly Short Fund’s sector and industry concentrations may noticeably fluctuate from the benchmark. The Fund’s disciplines put a cap on portfolio weights, both for sectors and industries. Likewise, individual stocks in the Fund are limited from expanding beyond preset levels—a notable disparity versus the market-cap-weighting systems of most indexes, which allow the largest stocks to have the most influence on overall performance. Although curbing a position’s size in the Grizzly Short Fund can put a ceiling on a gain when a holding is profiting, we believe it is more important for a shortselling approach to minimize risk, even if it means sacrificing some upside. Overall, in our experience, managing security weights and adhering to various other portfolio monitoring policies has been a long-term advantage for Grizzly Short Fund results.

Leuthold Core ETF

The Leuthold Core ETF (Core ETF) structures its asset allocation and associated investments similarly to the Leuthold Core mutual fund. The Core ETF is designed to perform reasonably in line with the Core mutual fund while employing different investment vehicles to accomplish that goal: The Core ETF builds its portfolio using third-party ETFs rather than individual securities. ETFs dedicated to singular broad equity sectors and industry concentrations are chosen to approximate the composition obtained via individual stocks in the mutual fund. Likewise, fixed income, alternatives, and other prospective assets are attained using ETFs that furnish parallel characteristics. This ETF version of our Core methodology is a means through which those committed to investing solely through ETFs can achieve diversification using our proprietary tactical allocation model and original investment themes.

The Core ETF produced an +11.03% NAV total return (+11.01% market TR) for the FY ended September 30th, about one-half that of the S&P 500 (+21.62% TR), but markedly ahead of peer funds, as represented by the Morningstar Tactical Allocation category (+6.34% TR). Allowing for the Core ETF’s mandate to diversify across the major asset classes (equities, fixed income, alternatives), it is not designed to fully participate in a robust stock market upswing. Nonetheless, during a year characterized by historic events causing erratic ups and downs, the Core ETF offers the advantage of minimizing volatility and may profit from one or more allocations when others are out of favor.

Core ETF: Performance Drivers

Average monthly gross stock exposure was 56% during the FY. As the stock market rebounded from last October’s bear-market low point, Core ETF equities did the same, with a +22.30% TR for twelve months through September 30th—the primary component behind the overall FY gain. Reversing the outcome of the previous FY, the best performance (+500 bps) was attributable to diversified Information Technology (IT) investments, augmented by concentrations specific to Semiconductors and Software & Services. Other measurable gains came from broad Consumer Discretionary holdings enhanced by Homebuilder/Home Construction stocks (+163 bps), while Financials and Energy sectors each contributed about 100 bps. Just two long equity segments had marginally adverse effects: An ETF specifically focused on Retailers and one emphasizing Health Care Providers (-49 bps, collectively).

Leuthold Funds - 2023 Annual Report	7

Leuthold Funds

Letter to Shareholders (continued)

A hedge to the long-stock position was in place all year, with a monthly average weight of 5.6%; the position reined in long equities to about 50% net exposure. The hedge is multi-purpose: 1) It offers an efficient means to lower and raise stock exposure, which is less costly and more tax-friendly than selling/buying individual securities; 2) It has the potential to profit when stocks are declining and counteract losses incurred from the long-equity positions. Over the last twelve months, the hedge was successful, several times, in accomplishing the first objective; in terms of added value on an absolute basis, it was not productive, yet the negative impact for the FY was contained to -100 bps.

The Core ETF’s investment-grade fixed income (FY average 24% of assets) consisted of Developed Market Sovereign Debt (the most prominent weight at 19%), short-term U.S. Treasuries, Treasury Inflation Protected Securities (TIPS), International Corporate bonds, Emerging Market Sovereign Debt, and Mortgage Backed Securities (MBS). The latter five had minor weights of 1-2%. There was also a minimal stake in lower-quality debt through High Yield bonds (0.60%). Fixed income with a modest positive role included short-term U.S. Treasuries, EM/DM Sovereign Debt, and international Corporate bonds.

Like in FY 2021-2022, Gold was the only constituent in the Core ETF alternative space. It had comprised a portfolio weight of over 5% in 2020, was pared by about half in early 2022, and, in July this year, it was sold. We continue to view Gold as a sensible choice for diversification in personal portfolios; however, the opportunity cost of precious metals is up sharply, and for now, we have parked the proceeds in Treasury bills yielding more than 5%. For the partial year holding period, Gold was constructive to FY return by over +30 bps.

Highest Valuation Investments = Not A Surefire Formula For Success

This year, the Major League Baseball teams with the highest payrolls—New York Yankees, New York Mets, and San Diego Padres—spent $879 million combined. The result? They finished a collective 66 games out of first place. Their GMs should consider switching careers to civil service—specifically, the Federal Reserve Board or U.S. Treasury Department—where getting the minimum possible bang for the buck has become an art form.

A famous quote defines insanity as “doing the same thing over and over again and expecting different results.” Straying from that futile routine, the Federal Reserve Board instead engaged completely different means than in the past to attempt to change the trajectory. Even so, the results have been the same—and it’s driving active managers insane: The S&P 500 keeps winning, over and over again.

Federal outlays, federal debt, and the M27 money supply have all shot up around 50% in the last five years, while the Fed’s balance sheet has soared by 90%. The “upshot”: Real GDP8 cumulative growth per capita is a mere 8%—or 1.6% per year. Within the stock market, those at the top are the beneficiaries of that monetary and fiscal generosity. Thanks to the spectacular gains of its largest components, the S&P 500 returned 48% for the five years ended September 30th, nearly on pace with the expansion in money supply and the size of the federal government.

7A measure of the money supply including cash, checking deposits, and other types of deposits that are readily convertible to cash, such as CDs.

8A macroeconomic statistic that measures the value of the economic goods and services produced in a specific period, adjusted for price changes.

8	Leuthold Funds - 2023 Annual Report

Leuthold Funds

Letter to Shareholders (continued)

Meanwhile, the Russell 20009 and the MSCI ACWI Ex-USA10 were flat during that same period. On the bright side, when a bull market is convincingly on track, those disappointing results and cheap market segments should beat the Mets’ and Yankees’ tactic of directing investments to the chosen few with, perhaps, unjustifiably high valuations.

On the investment front, twelve-month advances by major headline indices obscured loads of challenges and fiascos suffered elsewhere across the broader marketplace. Among them were the continued hikes in the federal funds rate11 (+525 bps since mid-2022), epic-level bank collapses, rampant inflation, a looming recession, and the prospect of a record number of commercial property defaults.

On a personal note, in 2023, we also celebrated the life of a remarkable man, Steve Leuthold. Our friend, teacher, and April Fool’s Day enthusiast, Steve passed away peacefully at his home in Carlsbad, CA, on March 7, 2023. He was 85 years old. Steve became a nationally respected investment strategist, known for his unconventional nature and unpretentious style—poles apart from his manicured peers on Wall Street who donned lavish three-piece suits with all the glitzy accouterments. He explored a variety of occupations before carving out his niche on (actually “off”) Wall Street: fry cook, law student, history major, Cargill commodities-trader trainee, bar/dance-club proprietor, and singer/songwriter/guitar player in the rockabilly band Steve Carl & The Jags.

Steve understood the power of mentorship and, fittingly, delighted in sharing his life lessons with us, taught us his proprietary techniques and philosophy, and inspired excellence. He entrusted us to uphold his investment ideology and business integrity when he retired over a decade ago. After stepping back from the firm, Steve’s infinite drive and curiosity led him to pursue many personal aspirations he’d dreamed of achieving. And he did so.

A master of living life to the max, Steve delighted in practical jokes and being the ultimate contrarian. He was quick to laugh and find humor; people were naturally drawn to his charisma, and he made many lasting and loyal friends. Steve regarded his family as his greatest blessing; he cherished his children, adored his grandchildren, and embraced every moment of their time together.

A committed philanthropist, Steve preferred to give anonymously and lived modestly; he was brilliant yet humble. Steve loved music, beer, Jameson Irish Whiskey, and entertaining friends and strangers. We’re grateful for the many years we enjoyed as colleagues and friends of Steve, and we’re honored to continue sharing the legacy of his distinctive perspective toward investing. He will be greatly missed. If you have a personal story about an experience with Steve that you’d like to share, we would love to hear from you.

9A stock market index that measures the performance of the 2,000 smallest companies included in the Russell 3000 Index.

10Captures large- and mid-cap representation across 22 of 23 Developed Markets (DM) countries, excluding the United States.

11The target interest rate set by the Fed at which commercial banks borrow and lend their extra reserves to one another overnight.

Leuthold Funds - 2023 Annual Report	9

Leuthold Funds

Letter to Shareholders (continued)

Thank you for trusting us to manage your assets. Please let us know if you have any questions.

Sincerely,

Doug Ramsey, CFA, CMT
CIO & Co-Portfolio Manager

Chun Wang, CFA, PRM Co-Portfolio Manager	Scott Opsal, CFA Co-Portfolio Manager

Greg Swenson, CFA Co-Portfolio Manager	Phil Segner, CFA Co-Portfolio Manager

10	Leuthold Funds - 2023 Annual Report

Leuthold Funds

Letter to Shareholders (continued)

The Leuthold Core ETF is structured as a fund-of-funds and is subject to the same risks as the funds it holds. Investors will incur the expenses of the Core ETF in addition to fees of the underlying funds in the portfolio. As with all ETFs, Core ETF shares may be bought and sold in the secondary market at market prices. The market price typically should approximate the Core ETF net asset value per share (NAV), but the market price may sometimes be higher or lower than the NAV.

Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, high volatility, and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid, and more volatile than securities markets in more developed markets.

Leuthold Funds use short sales, which involve substantial risk. The loss on a short sale is, in principle, unlimited since there is no upward limit on the price of a shorted asset. The Funds may invest in Underlying Investments that principally invest in the commodities markets through investment in managed futures programs. Such investments may subject an Underlying Investment to greater volatility than investments in traditional securities.

The Funds may invest in Underlying Investments that primarily invest in high-yield securities (also known as junk bonds). Although high-yield securities generally pay higher rates of interest than investment-grade bonds, high-yield securities are speculative, high-risk investments that may cause income and principal losses for such Underlying Investments and, consequently, negatively affect the value of the investment in such Underlying Investments.

Leuthold Funds - 2023 Annual Report	11

Leuthold Funds

(Unaudited)

Leuthold Core Investment Fund
Allocation of Portfolio Holdings
September 30, 2023

Leuthold Global Fund
Allocation of Portfolio Holdings
September 30, 2023

^ Amount is less than 0.05%.

Reflected as a percent of absolute value of investments and securities sold short.

12	Leuthold Funds - 2023 Annual Report

Leuthold Funds

(Unaudited)

Leuthold Select Industries Fund
Allocation of Portfolio Holdings
September 30, 2023*

Leuthold Grizzly Short Fund
Allocation of Securities Sold Short
September 30, 2023

Real Estate 0.4%
Energy 2.1%
Consumer Staples 2.6%
Communication Services 2.9%
Utilities 4.6%
Information Technology 7.1%
Materials 7.8%
Consumer Discretionary 8.6%
Financials 9.6%
Health Care 10.1%
Index Funds 11.9%
Industrials 15.9%
Sector Funds 16.4%

* Excludes short-term investments less than 5% of net assets.

Reflected as a percent of absolute value of investments and securities sold short.

Leuthold Funds - 2023 Annual Report	13

Leuthold Funds

(Unaudited)

Leuthold Core ETF
Allocation of Portfolio Holdings
September 30, 2023

14	Leuthold Funds - 2023 Annual Report

Leuthold Core Investment Fund - Retail Class - LCORX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2023

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Core Investment Fund - Retail Class - LCORX	10.75%	5.79%	5.04%	5.94%	7.74%
S&P 500 Index	21.62%	10.15%	9.92%	11.91%	9.35%
Morningstar Tactical Allocation Category Average	6.34%	2.72%	2.19%	3.12%	4.66%
Bloomberg Global Aggregate Index	2.24%	-6.93%	-1.62%	-0.44%	n/a

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The Morningstar Tactical Allocation Category Average is a composite comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.

The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

Index and composite figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices and composite are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on November 20, 1995 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The gross expense ratio per the most recently filed prospectus dated January 31, 2023 was 1.38%.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For performance data current to the most recent month-end, please call Leuthold Funds’ Shareholder Services, toll-free: 1-800-273-6886.

Leuthold Funds - 2023 Annual Report	15

Leuthold Core Investment Fund - Institutional Class - LCRIX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2023

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Core Investment Fund - Institutional Class - LCRIX	10.83%	5.89%	5.13%	6.05%	5.49%
S&P 500 Index	21.62%	10.15%	9.92%	11.91%	9.25%
Morningstar Tactical Allocation Category Average	6.34%	2.72%	2.19%	3.12%	3.16%
Bloomberg Global Aggregate Index	2.24%	-6.93%	-1.62%	-0.44%	1.95%

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The Morningstar Tactical Allocation Category Average is a composite comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.

The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

Index and composite figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices and composite are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $1,000,000 made on January 31, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The gross expense ratio per the most recently filed prospectus dated January 31, 2023 was 1.30%.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For performance data current to the most recent month-end, please call Leuthold Funds’ Shareholder Services, toll-free: 1-800-273-6886.

16	Leuthold Funds - 2023 Annual Report

Leuthold Global Fund - Retail Class - GLBLX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2023

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Global Fund - Retail Class - GLBLX	8.96%	5.02%	2.67%	3.22%	3.90%
MSCI ACWI	20.80%	6.89%	6.46%	7.56%	6.26%
Bloomberg Global Aggregate Index	2.24%	-6.93%	-1.62%	-0.44%	1.09%
S&P 500 Index	21.62%	10.15%	9.92%	11.91%	10.42%

The MSCI ACWI (All Country World Index) captures large- and mid-cap representation across 23 Developed Market (DM) and 27 Emerging Market (EM) countries.

The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on July 1, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The gross expense ratio per the most recently filed prospectus dated January 31, 2023 was 2.00%.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For performance data current to the most recent month-end, please call Leuthold Funds’ Shareholder Services, toll-free: 1-800-273-6886.

Leuthold Funds - 2023 Annual Report	17

Leuthold Global Fund - Institutional Class - GLBIX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2023

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Global Fund - Institutional Class - GLBIX	9.26%	5.11%	2.82%	3.41%	3.99%
MSCI ACWI	20.80%	6.89%	6.46%	7.56%	5.66%
Bloomberg Global Aggregate Index	2.24%	-6.93%	-1.62%	-0.44%	1.00%
S&P 500 Index	21.62%	10.15%	9.92%	11.91%	9.79%

The MSCI ACWI (All Country World Index) captures large- and mid-cap representation across 23 Developed Market (DM) and 27 Emerging Market (EM) countries.

The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $1,000,000 made on April 30, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The gross expense ratio per the most recently filed prospectus dated January 31, 2023 was 1.91%.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For performance data current to the most recent month-end, please call Leuthold Funds’ Shareholder Services, toll-free: 1-800-273-6886.

18	Leuthold Funds - 2023 Annual Report

Leuthold Select Industries Fund - LSLTX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2023

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Select Industries Fund - LSLTX	22.23%	11.17%	8.82%	10.18%	8.24%
S&P 500 Index	21.62%	10.15%	9.92%	11.91%	6.67%
S&P MidCap 400 Index	15.51%	12.05%	6.06%	8.94%	8.67%
S&P 600 Index	10.08%	12.10%	3.21%	8.15%	8.87%

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The S&P MidCap 400 Index is a capitalization-weighted index, which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

The S&P 600 Index is an index of small-cap stocks which tracks a broad range of small-sized companies that meet specific liquidity and stability requirements. This is determined by specific metrics such as public float, market capitalization, and financial viability among a few other factors. Market capitalization, for instance, must fall between $450 million and $2.1 billion to ensure individual assets do not overlap with the larger S&P 500 or S&P MidCap 400 indexes.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on June 19, 2000 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The gross expense ratio per the most recently filed prospectus dated January 31, 2023 was 1.50%.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For performance data current to the most recent month-end, please call Leuthold Funds’ Shareholder Services, toll-free: 1-800-273-6886.

Leuthold Funds - 2023 Annual Report	19

Leuthold Grizzly Short Fund - GRZZX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2023

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Grizzly Short Fund - GRZZX	-16.77%	-10.72%	-15.12%	-13.80%	-9.74%
S&P 500 Index	21.62%	10.15%	9.92%	11.91%	6.67%
S&P MidCap 400 Index	15.51%	12.05%	6.06%	8.94%	8.67%

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The S&P MidCap 400 Index is a capitalization-weighted index, which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on June 19, 2000 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The gross expense ratio per the most recently filed prospectus dated January 31, 2023 was 2.81%.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For performance data current to the most recent month-end, please call Leuthold Funds’ Shareholder Services, toll-free: 1-800-273-6886.

20	Leuthold Funds - 2023 Annual Report

Leuthold Core ETF - LCR

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2023

	1 Year	3 Year	Since Inception
Leuthold Core ETF - LCR - NAV	11.03%	4.95%	5.72%
Leuthold Core ETF - LCR - Market	11.01%	4.91%	5.72%
S&P 500 Index	21.62%	10.15%	9.59%
Morningstar Tactical Allocation Category Average	6.34%	2.72%	n/a
Bloomberg Global Aggregate Index	2.24%	-6.93%	-4.27%

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The Morningstar Tactical Allocation Category Average is a composite comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.

The Bloomberg Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

Index and composite figures do not take any expenses, fees, or taxes into account, but ETF returns do. The indices and composite are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on January 6, 2020 (commencement of operations). Returns shown include the reinvestment of all dividends. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. The gross expense ratio per the most recently filed prospectus dated January 31, 2023 was 0.85%.

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. For performance data current to the most recent month-end, please call Leuthold Funds’ Shareholder Services, toll-free: 1-800-273-6886.

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	21

Leuthold Core Investment Fund

Schedule of Investments

September 30, 2023

	Shares	Fair Value
COMMON STOCKS - 64.18%
Chemicals - 0.00%
China Lumena New Materials Corp. (a)(b)(d)(e)	20,950	$—

Communications Equipment - 0.75%
Cisco Systems, Inc.	69,126	3,716,214

Construction Materials - 2.60%
Cemex SAB de CV - ADR (a)	370,229	2,406,489
CRH PLC (a)(b)	63,064	3,451,493
Eagle Materials, Inc.	13,728	2,285,987
Martin Marietta Materials, Inc.	5,784	2,374,216
Summit Materials, Inc. - Class A (a)	72,610	2,261,075
		12,779,260
Distributors - 0.59%
LKQ Corp.	58,743	2,908,366
Electronic Equipment, Instruments & Components - 3.10%
Corning, Inc.	53,308	1,624,295
Flex, Ltd. (a)	152,050	4,102,309
Jabil, Inc.	45,991	5,835,798
TE Connectivity, Ltd.	29,825	3,684,282
		15,246,684
Energy Equipment & Services - 3.18%
Baker Hughes Co.	87,764	3,099,824
Halliburton Co.	75,792	3,069,576
Liberty Energy, Inc.	71,132	1,317,365
NOV, Inc.	93,463	1,953,377

	Shares	Fair Value
Energy Equipment & Services - 3.18% (continued)
Schlumberger NV (b)	63,177	$3,683,219
Tenaris SA - ADR	80,189	2,533,972
		15,657,333
Entertainment - 0.84%
Netflix, Inc. (a)	10,940	4,130,944
Financial Services - 1.71%
Mastercard, Inc. - Class A	11,986	4,745,377
Visa, Inc. - Class A	15,958	3,670,500
		8,415,877
Ground Transportation - 1.77%
ArcBest Corp.	12,891	1,310,370
JB Hunt Transport Services, Inc.	12,055	2,272,609
Ryder System, Inc.	14,215	1,520,294
Schneider National, Inc. - Class B	45,434	1,258,068
TFI International, Inc. (b)	18,257	2,344,381
		8,705,722
Health Care Providers & Services - 7.66%
Cardinal Health, Inc.	46,200	4,011,084
Cencora, Inc.	22,996	4,138,590
Centene Corp. (a)	43,833	3,019,217
Elevance Health, Inc.	8,842	3,849,984
HCA Healthcare, Inc.	11,846	2,913,879
Humana, Inc.	11,080	5,390,642
McKesson Corp.	11,707	5,090,789
Tenet Healthcare Corp. (a)	21,741	1,432,514
UnitedHealth Group, Inc.	15,539	7,834,608
		37,681,307

Leuthold Core Investment Fund

Schedule of Investments (continued)

September 30, 2023

22	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 64.18% (continued)
Household Durables - 5.31%
D.R. Horton, Inc.	49,336	$5,302,140
KB Home	36,375	1,683,435
Lennar Corp. - Class A	29,267	3,284,635
MDC Holdings, Inc.	47,803	1,970,917
Meritage Homes Corp.	21,184	2,592,710
PulteGroup, Inc.	75,398	5,583,222
Taylor Morrison Home Corp. (a)	54,911	2,339,758
Toll Brothers, Inc.	45,573	3,370,579
		26,127,396
Insurance - 1.88%
Everest Re Group, Ltd. (b)	8,130	3,021,677
Reinsurance Group of America, Inc.	21,566	3,131,168
Renaissance Re Holdings, Ltd. (b)	15,594	3,086,364
		9,239,209
Interactive Media & Services - 2.92%
Alphabet, Inc. - Class A (a)	48,291	6,319,360
Meta Platforms, Inc. - Class A (a)	26,759	8,033,320
		14,352,680
IT Services - 2.76%
Akamai Technologies, Inc. (a)	36,932	3,934,735
GoDaddy, Inc. - Class A (a)	41,531	3,093,229
Okta, Inc. (a)	45,573	3,714,655
Wix.com, Ltd. (a)(b)	30,730	2,821,014
		13,563,633

	Shares	Fair Value
Machinery - 2.59%
AGCO Corp.	9,338	$1,104,498
Allison Transmission Holdings, Inc.	28,361	1,675,001
Caterpillar, Inc.	8,989	2,453,997
Cummins, Inc.	4,808	1,098,436
Deere & Co.	6,132	2,314,094
PACCAR, Inc.	28,849	2,452,742
Terex Corp.	28,919	1,666,313
		12,765,081
Media - 0.70%
Charter Communications, Inc. - Class A (a)	7,805	3,432,795
Metals & Mining - 1.50%
Nucor Corp.	13,519	2,113,696
Steel Dynamics, Inc.	23,901	2,562,665
United States Steel Corp.	83,342	2,706,948
		7,383,309
Oil, Gas & Consumable Fuels - 2.07%
Exxon Mobil Corp.	48,151	5,661,594
Shell PLC - ADR	70,241	4,522,116
		10,183,710
Pharmaceuticals - 1.16%
Merck & Co., Inc.	55,677	5,731,947
Semiconductors & Semiconductor Equipment - 5.62%
Applied Materials, Inc.	57,210	7,920,725
KLA Corp.	11,846	5,433,286
Lam Research Corp.	16,724	10,482,101
MKS Instruments, Inc.	21,741	1,881,466
SolarEdge Technologies, Inc. (a)(b)	14,982	1,940,319
		27,657,897

Leuthold Core Investment Fund

Schedule of Investments (continued)

September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	23

	Shares	Fair Value
COMMON STOCKS - 64.18% (continued)
Software - 6.99%
Adobe, Inc. (a)	6,411	$3,268,969
Check Point Software Technologies, Ltd. (a)(b)	22,577	3,009,063
Dolby Laboratories, Inc. - Class A	26,898	2,131,935
Fortinet, Inc. (a)	47,036	2,760,072
Microsoft Corp.	43,274	13,663,766
Oracle Corp.	51,636	5,469,285
Progress Software Corp.	25,365	1,333,692
Qualys, Inc. (a)	17,978	2,742,544
		34,379,326
Specialty Retail - 2.25%
AutoNation, Inc. (a)	19,860	3,006,804
The Home Depot, Inc.	6,411	1,937,148
Penske Automotive Group, Inc.	24,041	4,016,289
Williams-Sonoma, Inc.	13,519	2,100,853
		11,061,094
Technology Hardware, Storage & Peripherals - 2.13%
Apple, Inc.	61,391	10,510,753

Trading Companies & Distributors - 3.55%
AerCap Holdings NV (a)(b)	44,737	2,803,668
Boise Cascade Co.	14,843	1,529,423
GMS, Inc. (a)	21,393	1,368,510
MSC Industrial Direct Co., Inc. - Class A	11,428	1,121,658
Rush Enterprises, Inc. - Class A	38,465	1,570,526

	Shares	Fair Value
Trading Companies & Distributors - 3.55% (continued)
Textainer Group Holdings Ltd.	41,880	$1,560,030
United Rentals, Inc.	10,522	4,677,766
WESCO International, Inc.	19,860	2,856,265
		17,487,846
Wireless Telecommunication Services - 0.55%
T-Mobile US, Inc. (a)	19,233	2,693,582
TOTAL COMMON STOCKS (Cost $207,935,561)		$315,811,965
INVESTMENT COMPANIES - 8.12%
Exchange Traded Funds - 8.12%
iShares 0-5 Year High Yield Corporate Bond ETF	71,800	2,945,954
iShares 0-5 Year TIPS Bond ETF	52,362	5,074,925
iShares 5-10 Year Investment Grade Corporate Bond ETF	150,335	7,313,798
iShares Core Japan Government Bond ETF (b)	415,000	6,809,288
iShares International Treasury Bond ETF	202,287	7,519,008
SPDR Bloomberg International Treasury Bond ETF	303,511	6,446,573
VanEck J. P. Morgan EM Local Currency Bond ETF	160,715	3,836,267
TOTAL INVESTMENT COMPANIES (Cost $40,775,062)		$39,945,813

Leuthold Core Investment Fund

Schedule of Investments (continued)

September 30, 2023

24	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Principal Amount	Fair Value
CORPORATE BONDS - 0.96%
Banks - 0.96%
JPMorgan Chase & Co.
1.500%, 01/27/2025		$4,699,601
TOTAL CORPORATE BONDS (Cost $5,173,344)		$4,699,601
FOREIGN GOVERNMENT BONDS - 1.77%
French Republic Government Bond OAT
3.000%, 05/25/2033EUR 8,500,000		$8,709,514
TOTAL FOREIGN GOVERNMENT BONDS (Cost $8,904,390)		$8,709,514
UNITED STATES TREASURY OBLIGATIONS - 6.64%
United States Treasury Bills - 3.49%
5.243%, 10/17/2023 (b)(f)(g)(h)	$9,000,000	$8,979,360
4.880%, 11/2/2023 (f)(g)	8,215,000	8,180,216
		17,159,576
United States Treasury Notes - 3.15%
2.625%, 04/15/2025	5,980,000	5,751,545
3.875%, 08/15/2033	10,300,000	9,735,110
		15,486,655
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $33,014,965)		$32,646,231

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 15.49%
Money Market Funds - 15.49%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 5.230% (c)(h)	76,239,600	$76,239,600
TOTAL SHORT-TERM INVESTMENTS (Cost $76,239,600)		$76,239,600

Total Investments (Cost $372,042,922) - 97.16%		$478,052,724
Other Assets in Excess of Liabilities - 2.84%		13,986,397
TOTAL NET ASSETS - 100.00%		$492,039,121

Percentages are stated as a percent of net assets.

ADRAmerican Depositary Receipt

EUREuro

(a)Non-income producing security.

(b)Foreign issued security.

(c)The rate quoted is the annualized seven-day effective yield as of September 30, 2023.

(d)Illiquid security. The fair value of this security totals $0 which represents an amount that rounds to 0.00% of total net assets.

(e)This security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. and is deemed a Level 3 security as it is valued using significant unobservable inputs.

(f)Rate represents the annualized effective yield to maturity from the purchase price.

(g)Zero coupon security.

(h)All or a portion of the assets have been committed as collateral for open securites sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Leuthold Core Investment Fund

Schedule of Investments Sold Short - (a)

September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	25

	Shares	Fair Value
COMMON STOCKS - 11.57%
Aerospace & Defense - 0.73%
AeroVironment, Inc.	3,689	$411,434
Axon Enterprise, Inc.	2,100	417,879
HEICO Corp.	2,176	352,360
Kratos Defense & Security Solutions, Inc.	33,154	497,973
L3Harris Technologies, Inc.	3,931	684,466
Parsons Corp.	7,168	389,581
RTX Corp.	9,180	660,685
Spirit AeroSystems Holdings, Inc. - Class A	11,697	188,789
		3,603,167
Automobile Components - 0.08%
Dorman Products, Inc.	5,178	392,285
Automobiles - 0.19%
Tesla, Inc.	3,779	945,581
Banks - 0.32%
Commerce Bancshares, Inc.	8,164	391,709
First Financial Bankshares, Inc.	15,139	380,291
Independent Bank Group, Inc.	8,888	351,520
Seacoast Banking Corp. of Florida	19,782	434,413
		1,557,933
Biotechnology - 0.15%
Moderna, Inc.	6,955	718,382
Broadline Retail - 0.37%
Amazon.com, Inc.	7,482	951,112
Coupang, Inc.	51,681	878,577
		1,829,689

	Shares	Fair Value
Capital Markets - 0.94%
Blue Owl Capital, Inc.	34,306	$444,606
Brookfield Corp. (b)	31,255	977,344
The Charles Schwab Corp.	14,684	806,152
Cohen & Steers, Inc.	7,240	453,875
LPL Financial Holdings, Inc.	3,351	796,365
Nasdaq, Inc.	15,518	754,020
Tradeweb Markets, Inc. - Class A	4,700	376,940
		4,609,302
Chemicals - 0.51%
Avient Corp.	9,931	350,763
Corteva, Inc.	13,251	677,921
International Flavors & Fragrances, Inc.	5,936	404,657
Sensient Technologies Corp.	6,433	376,202
Stepan Co.	4,272	320,272
Tronox Holdings PLC	30,213	406,063
		2,535,878
Commercial Services & Supplies - 0.45%
Casella Waste Systems, Inc. - Class A	4,984	380,279
Rollins, Inc.	18,186	678,883
Stericycle, Inc.	8,991	401,987
Waste Connections, Inc. (b)	5,659	760,004
		2,221,153
Communications Equipment - 0.15%
Ciena Corp.	9,415	444,953
ViaSat, Inc.	14,794	273,097
		718,050

Leuthold Core Investment Fund

Schedule of Investments Sold Short - (a) (continued)

September 30, 2023

26	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 11.57% (continued)
Containers & Packaging - 0.48%
Avery Dennison Corp.	2,104	$384,338
Ball Corp.	16,992	845,862
Crown Holdings, Inc.	5,049	446,735
Sealed Air Corp.	8,055	264,687
Westrock Co.	11,390	407,762
		2,349,384
Diversified Consumer Services - 0.15%
ADT, Inc.	65,911	395,466
Service Corp. International	6,296	359,753
		755,219
Electric Utilities - 0.16%
Duke Energy Corp.	9,006	794,869
Electrical Equipment - 0.14%
Ballard Power Systems, Inc. (b)	72,555	266,277
Vicor Corp.	7,368	433,901
		700,178
Entertainment - 0.46%
ROBLOX Corp. - Class A	19,244	557,306
Take-Two Interactive Software, Inc.	6,925	972,201
The Walt Disney Co.	9,313	754,819
		2,284,326
Financial Services - 0.07%
Jack Henry & Associates, Inc.	2,414	364,852
Food Products - 0.32%
Hormel Foods Corp.	18,463	702,148
J & J Snack Foods Corp.	3,044	498,151
TreeHouse Foods, Inc.	8,335	363,239
		1,563,538

	Shares	Fair Value
Gas Utilities - 0.08%
Southwest Gas Holdings, Inc.	6,581	$397,558
Ground Transportation - 0.09%
XPO, Inc.	5,826	434,969
Health Care Equipment & Supplies - 0.66%
Axonics, Inc.	6,648	373,086
Baxter International, Inc.	16,484	622,106
Becton Dickinson and Co.	2,915	753,615
Masimo Corp.	4,010	351,597
PROCEPT BioRobotics Corp.	12,533	411,208
ResMed, Inc.	4,859	718,500
		3,230,112
Health Care Providers & Services - 0.24%
Guardant Health, Inc.	10,670	316,259
Privia Health Group, Inc.	16,860	387,780
R1 RCM, Inc.	30,600	461,142
		1,165,181
Health Care Technology - 0.16%
Veeva Systems, Inc. - Class A	3,866	786,538
Household Durables - 0.16%
Newell Brands, Inc.	48,327	436,393
Sonos, Inc.	28,306	365,430
		801,823
Independent Power Producers & Energy Traders - 0.14%
AES Corp.	25,589	388,953
Ormat Technologies, Inc.	4,450	311,144
		700,097

Leuthold Core Investment Fund

Schedule of Investments Sold Short - (a) (continued)

September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	27

	Shares	Fair Value
COMMON STOCKS - 11.57% (continued)
Industrial Real Estate Investment Trusts (REITs) - 0.07%
Rexford Industrial Realty, Inc.	6,633	$327,339
Insurance - 0.23%
Palomar Holdings, Inc.	6,618	335,863
The Progressive Corp.	5,686	792,060
		1,127,923
IT Services - 0.41%
Cloudflare, Inc. - Class A	12,417	782,768
Globant SA (b)	2,251	445,360
Snowflake, Inc. - Class A	5,051	771,641
		1,999,769
Leisure Products - 0.25%
Hasbro, Inc.	7,061	467,015
Mattel, Inc.	22,181	488,647
Topgolf Callaway Brands Corp.	19,399	268,482
		1,224,144
Life Sciences Tools & Services - 0.43%
Bio-Techne Corp.	4,939	336,198
Danaher Corp.	2,888	716,513
Illumina, Inc.	2,111	289,798
Waters Corp.	2,748	753,529
		2,096,038
Machinery - 0.21%
Kornit Digital, Ltd. (b)	13,892	262,698
Xylem, Inc.	8,373	762,194
		1,024,892

	Shares	Fair Value
Metals & Mining - 0.27%
Alcoa Corp.	8,941	$259,825
Compass Minerals International, Inc.	11,746	328,301
MP Materials Corp.	17,595	336,064
Royal Gold, Inc.	3,730	396,611
		1,320,801
Multi-Utilities - 0.28%
CMS Energy Corp.	13,179	699,937
Dominion Energy, Inc.	14,691	656,247
		1,356,184
Oil, Gas & Consumable Fuels - 0.33%
New Fortress Energy, Inc.	13,573	444,923
Occidental Petroleum Corp.	12,319	799,256
Ovintiv, Inc.	8,119	386,221
		1,630,400
Passenger Airlines - 0.20%
Alaska Air Group, Inc.	9,938	368,501
Southwest Airlines Co.	23,610	639,123
		1,007,624
Personal Care Products - 0.10%
The Estee Lauder Companies, Inc. - Class A	3,389	489,880
Professional Services - 0.73%
Ceridian HCM Holding, Inc.	5,697	386,542
Dun & Bradstreet Holdings, Inc.	35,167	351,318
Equifax, Inc.	3,370	617,317
Exponent, Inc.	4,495	384,772
Paycom Software, Inc.	2,695	698,733

Leuthold Core Investment Fund

Schedule of Investments Sold Short - (a) (continued)

September 30, 2023

28	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 11.57% (continued)
Professional Services - 0.73% (continued)
Paylocity Holdings Corp.	1,656	$300,895
TransUnion	12,190	875,120
		3,614,697
Semiconductors & Semiconductor Equipment - 0.09%
Impinj, Inc.	7,888	434,077
Software - 0.41%
Gitlab, Inc. - Class A	9,595	433,886
Unity Software, Inc.	20,275	636,432
Zscaler, Inc.	6,159	958,279
		2,028,597
Specialty Retail - 0.09%
Warby Parker, Inc. - Class A	32,768	431,227
Technology Hardware, Storage & Peripherals - 0.10%
Western Digital Corp.	10,666	486,690
Textiles, Apparel & Luxury Goods - 0.09%
Gildan Activewear, Inc. (b)	15,082	422,447
Water Utilities - 0.08%
California Water Service Group	8,622	407,907
TOTAL COMMON STOCKS (Proceeds $60,919,542)		$56,890,700

	Shares	Fair Value
INVESTMENT COMPANIES - 4.58%
Exchange Traded Funds - 3.41%
Consumer Staples Select Sector SPDR Fund	31,934	$2,197,379
Energy Select Sector SPDR Fund	18,572	1,678,723
Invesco Nasdaq 100 ETF	22,645	3,338,100
iShares Expanded Tech-Software Sector ETF	4,420	1,508,369
Materials Select Sector SPDR Fund	21,126	1,659,447
Real Estate Select Sector SPDR Fund	90,321	3,077,236
SPDR S&P 500 ETF Trust	14,384	6,148,872
SPDR S&P Regional Banking ETF	18,402	768,652
Utilities Select Sector SPDR Fund	36,945	2,177,169
TOTAL INVESTMENT COMPANIES (Proceeds $23,427,782)		$22,553,947
TOTAL SECURITIES SOLD SHORT
(Proceeds $84,347,324) - 16.15%		$79,444,647

Percentages are stated as a percent of net assets.

(a)Non-income producing security.

(b) Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	29

Leuthold Global Fund

Schedule of Investments

September 30, 2023

	Shares	Fair Value
COMMON STOCKS - 62.86%
Automobiles - 3.01%
Bayerische Motoren Werke AG (b)	1,046	$106,239
General Motors Co.	3,530	116,384
Hyundai Motor Co. (b)	500	70,702
Mazda Motor Corp. (b)	8,900	101,055
Mercedes-Benz Group AG (b)	1,533	106,692
Nissan Motor Co., Ltd. (b)	20,900	92,237
Stellantis NV (b)	7,170	137,294
		730,603
Banks - 3.13%
ABN AMRO Bank NV (b)	7,364	104,072
ANZ Group Holdings, Ltd. (b)	4,724	77,482
Banco Santander SA - ADR	28,798	108,280
The Bank of Nova Scotia (b)	1,418	64,647
Barclays PLC - ADR	10,144	79,022
Citigroup, Inc.	1,555	63,957
Commerzbank AG (b)	8,820	100,101
Mizuho Financial Group, Inc. - ADR	34,289	117,611
Virgin Money UK PLC (b)	22,466	45,943
		761,115
Capital Markets - 1.74%
The Goldman Sachs Group, Inc.	674	218,086
Raymond James Financial, Inc.	796	79,942
Stifel Financial Corp.	2,051	126,014
		424,042

	Shares	Fair Value
Construction Materials - 3.25%
Asia Cement Corp. (b)	54,000	$66,521
Buzzi Unicem SpA (b)	3,232	88,322
CRH PLC (a)(b)	2,421	132,501
CSR, Ltd. (b)	17,639	63,568
Eagle Materials, Inc.	472	78,597
Heidelberg Materials AG (b)	1,257	97,355
Holcim AG (b)	1,846	118,160
Summit Materials, Inc. - Class A (a)	2,464	76,729
Wienerberger AG (b)	2,680	67,832
		789,585
Consumer Staples Distribution - 3.08%
The Andersons, Inc.	1,885	97,096
George Weston, Ltd. (a)(b)	961	106,575
Ingles Markets, Inc. - Class A	886	66,742
J Sainsbury PLC (b)	36,638	112,829
Koninklijke Ahold Delhaize NV (b)	3,546	106,875
Marks & Spencer Group PLC (a)(b)	39,069	112,372
The SPAR Group, Ltd. (b)	10,623	65,240
Tsuruha Holdings, Inc. (b)	1,200	80,605
		748,334
Distributors - 0.38%
LKQ Corp.	1,871	92,633
Electronic Equipment, Instruments & Components - 0.21%
Taiwan Surface Mounting Technology Corp. (b)	18,000	51,384

Leuthold Global Fund

Schedule of Investments (continued)

September 30, 2023

30	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 62.86% (continued)
Food Products - 2.93%
Archer-Daniels-Midland Co.	2,501	$188,625
Bunge, Ltd.	1,446	156,530
Fresh Del Monte Produce, Inc.	3,127	80,802
Ingredion, Inc.	1,207	118,769
Wilmar International, Ltd. (b)	61,500	167,359
		712,085
Health Care Providers & Services - 3.87%
Centene Corp. (a)	2,966	204,298
Elevance Health, Inc.	459	199,858
Humana, Inc.	422	205,311
Molina Healthcare, Inc. (a)	368	120,664
UnitedHealth Group, Inc.	418	210,751
		940,882
Household Durables - 4.94%
Barratt Developments PLC (b)	10,403	55,778
Haseko Corp. (b)	7,000	89,235
KB Home	3,175	146,939
Lennar Corp. - Class A	2,062	231,418
Meritage Homes Corp.	1,952	238,905
Redrow PLC (b)	10,524	63,323
Toll Brothers, Inc.	2,783	205,831
Tri Pointe Homes, Inc. (a)	6,138	167,874
		1,199,303
Insurance - 5.91%
Axis Capital Holdings, Ltd. (b)	1,926	108,569
DB Insurance Co., Ltd. (b)	1,556	103,100
Everest Re Group, Ltd. (b)	788	292,876

	Shares	Fair Value
Insurance - 5.91% (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (b)	926	$360,633
Old Republic International Corp.	4,932	132,868
Sompo Holdings, Inc. (b)	3,500	149,999
Swiss Re AG (b)	2,814	288,999
		1,437,044
IT Services - 2.58%
Alten SA (b)	464	60,887
Amdocs, Ltd.	913	77,139
Cognizant Technology Solutions Corp. - Class A	1,736	117,597
Computacenter PLC (b)	2,092	64,417
Fujitsu Ltd. (b)	1,000	117,611
NEC Corp. (b)	1,400	77,312
Wipro, Ltd. - ADR	23,304	112,791
		627,754
Machinery - 0.63%
Daimler Truck Holding AG (b)	4,415	152,866
Metals & Mining - 2.16%
ArcelorMittal SA - NYRS	3,768	94,313
BlueScope Steel, Ltd. (b)	6,061	75,057
Commercial Metals Co.	1,842	91,013
Ryerson Holding Corp.	2,037	59,256
Ternium SA - ADR	2,927	116,787
United States Steel Corp.	2,732	88,736
		525,162

Leuthold Global Fund

Schedule of Investments (continued)

September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	31

	Shares	Fair Value
COMMON STOCKS - 62.86% (continued)
Oil, Gas & Consumable Fuels - 8.70%
APA Corp.	4,561	$187,457
Canadian Natural Resources, Ltd. (b)	5,051	326,648
Chord Energy Corp.	1,085	175,846
Eni SpA (b)	4,100	130,872
EOG Resources, Inc.	2,403	304,604
Exxon Mobil Corp.	1,891	222,344
Inpex Corp. (b)	13,300	199,478
Petroleo Brasileiro SA - ADR	8,352	125,197
PTT Exploration & Production PCL - NVDR	27,400	127,852
Shell PLC - ADR	2,142	137,902
Suncor Energy, Inc.	4,443	152,750
Woodside Energy Group, Ltd. - ADR	987	22,987
		2,113,937
Paper & Forest Products - 0.00%
China Forestry Holdings Co., Ltd. (a)(b)(d)(e)2,484,000		—
Passenger Airlines - 2.83%
Air France-KLM (a)(b)	4,204	52,614
American Airlines Group, Inc. (a)	5,949	76,207
Copa Holdings SA - Class A (b)	724	64,523
Delta Air Lines, Inc.	4,690	173,530
Deutsche Lufthansa AG (a)(b)	9,533	75,439

	Shares	Fair Value
Passenger Airlines - 2.83% (continued)
Ryanair Holdings PLC - ADR (a)	1,515	$147,273
United Airlines Holdings, Inc. (a)	2,303	97,417
		687,003
Semiconductors & Semiconductor Equipment - 7.28%
Amkor Technology, Inc.	4,563	103,124
Applied Materials, Inc.	1,871	259,040
ASM International NV (b)	736	307,348
Diodes, Inc. (a)	1,386	109,272
Intel Corp.	2,736	97,265
Lam Research Corp.	542	339,709
Marvell Technology, Inc.	2,836	153,513
Sino-American Silicon Products, Inc. (b)	24,000	117,047
SK Hynix, Inc. (b)	1,313	111,165
Skyworks Solutions, Inc.	997	98,294
SUMCO Corp. (b)	5,700	74,174
		1,769,951
Software - 4.21%
A10 Networks, Inc.	5,380	80,861
Check Point Software Technologies, Ltd. (a)(b)	1,538	204,985
Dolby Laboratories, Inc. - Class A	975	77,279
Dropbox, Inc. - Class A (a)	4,665	127,028
Fuji Soft, Inc. (b)	2,200	71,160
InterDigital, Inc.	883	70,852
Justsystems Corp. (b)	2,500	49,993
Progress Software Corp.	1,413	74,296

Leuthold Global Fund

Schedule of Investments (continued)

September 30, 2023

32	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 62.86% (continued)
Software - 4.21% (continued)
PTC, Inc. (a)	1,246	$176,533
TeamViewer SE (a)(b)	5,346	89,853
		1,022,840
Trading Companies & Distributors - 2.02%
ITOCHU Corp. (b)	3,200	115,564
Mitsui & Co., Ltd. (b)	3,900	141,453
Travis Perkins PLC (b)	4,038	41,285
WESCO International, Inc.	1,338	192,431
		490,733
TOTAL COMMON STOCKS (Cost $13,440,193)		$15,277,256
PREFERRED STOCKS - 0.59%
Automobiles - 0.28%
Volkswagen AG (b)	601	$69,055
Metals & Mining - 0.31%
Gerdau SA - ADR	15,689	74,836
TOTAL PREFERRED STOCKS (Cost $160,355)		$143,891
INVESTMENT COMPANIES - 7.33%
Exchange Traded Funds - 7.33%
iShares 0-5 Year High Yield Corporate Bond ETF	4,178	171,423
iShares 0-5 Year TIPS Bond ETF	2,535	245,692
iShares 5-10 Year Investment Grade Corporate Bond ETF	7,987	388,567

	Shares	Fair Value
INVESTMENT COMPANIES - 7.33% (continued)
Exchange Traded Funds - 7.33% (continued)
iShares Core Japan Government Bond ETF (b)	23,600	$387,227
iShares International Treasury Bond ETF	10,823	402,291
VanEck J. P. Morgan EM Local Currency Bond ETF	7,755	185,112
TOTAL EXCHANGE TRADED FUNDS (Cost $1,812,350)		$1,780,312

	Principal Amount	Fair Value
CORPORATE BONDS - 1.98%
Banks - 1.98%
JPMorgan Chase & Co.
1.500%, 01/27/2025	$470,000	$480,177
TOTAL CORPORATE BONDS (Cost $513,186)		$480,177
FOREIGN GOVERNMENT BONDS - 1.77%
French Republic Government Bond OAT 3.000%, 05/25/2033 (b)EUR420,000		$430,352
TOTAL FOREIGN GOVERNMENT BONDS (Cost $439,982)		$430,352
UNITED STATES TREASURY OBLIGATIONS - 7.00%
United States Treasury Bills - 3.63%
5.243%, 10/17/2023 (f)(g)(h)	$500,000	$498,853
4.880%, 11/02/2023 (f)(g)	385,000	383,370
		882,223

Leuthold Global Fund

Schedule of Investments (continued)

September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	33

	Principal Amount	Fair Value
UNITED STATES TREASURY OBLIGATIONS - 7.00% (continued)
United States Treasury Notes - 3.37%
2.625%, 04/15/2025	350,000	$336,629
3.875%, 08/15/2033	510,000	482,030
		818,659
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $1,719,593)		$1,700,882

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 14.26%
Money Market Funds - 14.26%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 5.230% (c)(h)3,464,463		$3,464,463
TOTAL SHORT-TERM INVESTMENTS (Cost $3,464,463)		$3,464,463

Total Investments (Cost $21,550,122) - 95.79%		$23,277,333
Other Assets in Excess of Liabilities - 4.21%		1,022,972
TOTAL NET ASSETS - 100.00%		$24,300,305

Percentages are stated as a percent of net assets.

ADRAmerican Depositary Receipt

EUREuro

NVDRNon Voting Depositary Receipt

NYRSNew York Registry Shares

(a)Non-income producing security.

(b)Foreign issued security.

(c)The rate quoted is the annualized seven-day effective yield as of September 30, 2023.

(d)Illiquid security. The fair value of this security totals $0 which represents an amount that rounds to 0.00% of total net assets.

(e)This security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. and is deemed a Level 3 security as it is valued using significant unobservable inputs.

(f)Rate represents the annualized effective yield to maturity from the purchase price.

(g)Zero coupon security.

(h)All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Leuthold Global Fund

Schedule of Investments (continued)

September 30, 2023

34	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Fair Value	Percentage of Total Investments
CURRENCY EXPOSURE
September 30, 2023
Australian Dollar	$216,106	0.93%
British Pound	495,946	2.13
Canadian Dollar	106,575	0.46
Euro	2,994,007	12.86
Hong Kong Dollar	—	0.00
Japanese Yen	1,747,103	7.51
New Taiwan Dollar	234,951	1.01
Singapore Dollar	167,359	0.72
South African Rand	65,240	0.28
South Korea Won	284,967	1.22
Swiss Franc	407,159	1.75
Thai Baht	127,852	0.55
US Dollar	16,430,068	70.58
Total Investments	$23,277,333	100.00%

	Fair Value	Percentage of Total Investments
PORTFOLIO DIVERSIFICATION
September 30, 2023
Australia	$239,094	1.03%
Austria	67,832	0.29
Bermuda	401,444	1.72
Brazil	200,033	0.86
Canada	650,620	2.80
Cayman Islands	80,802	0.35
China	—	0.00
France	543,853	2.34
Germany	1,158,233	4.98
India	112,791	0.48
Ireland	279,774	1.20
Israel	204,985	0.88
Italy	219,194	0.94
Japan	1,864,714	8.01
Luxembourg	211,100	0.91
Netherlands	655,589	2.82
Panama	64,523	0.28
Singapore	167,359	0.72
South Africa	65,240	0.28
South Korea	284,967	1.22
Spain	108,280	0.46
Switzerland	407,159	1.75
Taiwan	234,951	1.01
Thailand	127,852	0.55
United Kingdom	712,871	3.06
United States	14,214,073	61.06
Total Investments	$23,277,333	100.00%

Leuthold Global Fund

Schedule of Investments Sold Short - (a)

September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	35

	Shares	Fair Value
COMMON STOCKS - 4.99%
Aerospace & Defense - 0.32%
AeroVironment, Inc.	79	$8,811
Axon Enterprise, Inc.	45	8,954
HEICO Corp.	46	7,449
Kratos Defense & Security Solutions, Inc.	705	10,589
L3Harris Technologies, Inc.	84	14,626
Parsons Corp.	153	8,316
RTX Corp.	195	14,034
Spirit AeroSystems Holdings, Inc. - Class A	250	4,035
		76,814
Automobile Components - 0.03%
Dorman Products, Inc.	110	8,334
Automobiles - 0.08%
Tesla, Inc.	80	20,018
Banks - 0.14%
Commerce Bancshares, Inc.	174	8,348
First Financial Bankshares, Inc.	323	8,114
Independent Bank Group, Inc.	189	7,475
Seacoast Banking Corp. of Florida	421	9,245
		33,182
Biotechnology - 0.06%
Moderna, Inc.	148	15,287
Broadline Retail - 0.16%
Amazon.com, Inc.	159	20,212
Coupang, Inc.	1,100	18,700
		38,912

	Shares	Fair Value
Capital Markets - 0.40%
Blue Owl Capital, Inc.	730	$9,461
Brookfield Corp. (b)	665	20,794
The Charles Schwab Corp.	312	17,129
Cohen & Steers, Inc.	154	9,654
LPL Financial Holdings, Inc.	71	16,873
Nasdaq, Inc.	330	16,035
Tradeweb Markets, Inc. - Class A	100	8,020
		97,966
Chemicals - 0.22%
Avient Corp.	211	7,453
Corteva, Inc.	282	14,427
International Flavors & Fragrances, Inc.	126	8,589
Sensient Technologies Corp.	137	8,012
Stepan Co.	91	6,822
Tronox Holdings PLC - ADR	644	8,655
		53,958
Commercial Services & Supplies - 0.19%
Casella Waste Systems, Inc. - Class A	106	8,088
Rollins, Inc.	387	14,447
Stericycle, Inc.	191	8,539
Waste Connections, Inc. (b)	120	16,116
		47,190
Communications Equipment - 0.06%
Ciena Corp.	200	9,452
ViaSat, Inc.	315	5,815
		15,267

Leuthold Global Fund

Schedule of Investments Sold Short - (a) (continued)

September 30, 2023

36	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 4.99% (continued)
Containers & Packaging - 0.21%
Avery Dennison Corp.	45	$8,220
Ball Corp.	362	18,020
Crown Holdings, Inc.	108	9,556
Sealed Air Corp.	171	5,619
Westrock Co.	243	8,700
		50,115
Diversified Consumer Services - 0.07%
ADT, Inc.	1,403	8,418
Service Corp. International	134	7,657
		16,075
Electric Utilities - 0.07%
Duke Energy Corp.	192	16,946
Electrical Equipment - 0.06%
Ballard Power Systems, Inc. (b)	1,545	5,670
Vicor Corp.	157	9,246
		14,916
Entertainment - 0.20%
ROBLOX Corp. - Class A	410	11,873
Take-Two Interactive Software, Inc.	148	20,778
The Walt Disney Co.	198	16,048
		48,699
Financial Services - 0.03%
Jack Henry & Associates, Inc.	51	7,708

	Shares	Fair Value
Food Products - 0.14%
Hormel Foods Corp.	393	$14,946
J & J Snack Foods Corp.	65	10,637
TreeHouse Foods, Inc.	177	7,714
		33,297
Gas Utilities - 0.03%
Southwest Gas Holdings, Inc.	140	8,457
Ground Transportation - 0.04%
XPO, Inc.	124	9,258
Health Care Equipment & Supplies - 0.28%
Axonics, Inc.	142	7,969
Baxter International, Inc.	351	13,247
Becton Dickinson and Co.	62	16,029
Masimo Corp.	85	7,453
PROCEPT BioRobotics Corp.	267	8,760
ResMed, Inc.	103	15,230
		68,688
Health Care Providers & Services - 0.10%
Guardant Health, Inc.	227	6,728
Privia Health Group, Inc.	359	8,257
R1 RCM, Inc.	652	9,826
		24,811
Health Care Technology - 0.07%
Veeva Systems, Inc. - Class A	82	16,683

Leuthold Global Fund

Schedule of Investments Sold Short - (a) (continued)

September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	37

	Shares	Fair Value
COMMON STOCKS - 4.99% (continued)
Household Durables - 0.07%
Newell Brands, Inc.	1,033	$9,328
Sonos, Inc.	603	7,785
		17,113
Independent Power Producers & Energy Traders - 0.06%
AES Corp.	545	8,284
Ormat Technologies, Inc.	95	6,642
		14,926
Industrial Real Estate Investment Trusts (REITs) - 0.03%
Rexford Industrial Realty, Inc.	141	6,958
Insurance - 0.10%
Palomar Holdings, Inc.	141	7,156
The Progressive Corp.	121	16,855
		24,011
IT Services - 0.18%
Cloudflare, Inc. - Class A	264	16,643
Globant SA (b)	48	9,497
Snowflake, Inc. - Class A	108	16,499
		42,639
Leisure Products - 0.11%
Hasbro, Inc.	150	9,921
Mattel, Inc.	472	10,398
Topgolf Callaway Brands Corp.	413	5,716
		26,035

	Shares	Fair Value
Life Sciences Tools & Services - 0.18%
Bio-Techne Corp.	105	$7,147
Danaher Corp.	62	15,382
Illumina, Inc.	45	6,178
Waters Corp.	58	15,904
		44,611
Machinery - 0.09%
Kornit Digital, Ltd. (b)	295	5,579
Xylem, Inc.	178	16,203
		21,782
Metals & Mining - 0.12%
Alcoa Corp.	190	5,522
Compass Minerals International, Inc.	252	7,043
MP Materials Corp.	375	7,163
Royal Gold, Inc.	80	8,506
		28,234
Multi-Utilities - 0.12%
CMS Energy Corp.	280	14,871
Dominion Energy, Inc.	313	13,981
		28,852
Oil, Gas & Consumable Fuels - 0.14%
New Fortress Energy, Inc.	289	9,473
Occidental Petroleum Corp.	262	16,999
Ovintiv, Inc.	173	8,230
		34,702
Passenger Airlines - 0.09%
Alaska Air Group, Inc.	212	7,861
Southwest Airlines Co.	503	13,616
		21,477

Leuthold Global Fund

Schedule of Investments Sold Short - (a) (continued)

September 30, 2023

38	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 4.99% (continued)
Personal Care Products - 0.04%
The Estee Lauder Companies, Inc. - Class A	72	$10,408
Professional Services - 0.32%
Ceridian HCM Holding, Inc.	121	8,210
Dun & Bradstreet Holdings, Inc.	748	7,473
Equifax, Inc.	72	13,189
Exponent, Inc.	96	8,218
Paycom Software, Inc.	57	14,778
Paylocity Holdings Corp.	35	6,359
TransUnion	260	18,665
		76,892
Semiconductors & Semiconductor Equipment - 0.04%
Impinj, Inc.	168	9,245
Software - 0.18%
Gitlab, Inc. - Class A	204	9,225
Unity Software, Inc.	434	13,623
Zscaler, Inc.	132	20,538
		43,386
Specialty Retail - 0.04%
Warby Parker, Inc. - Class A	698	9,186
Technology Hardware, Storage & Peripherals - 0.04%
Western Digital Corp.	227	10,358
Textiles, Apparel & Luxury Goods - 0.04%
Gildan Activewear, Inc. (b)	321	8,991

	Shares	Fair Value
Water Utilities - 0.04%
California Water Service Group	184	$8,705
TOTAL COMMON STOCKS (Proceeds $1,304,023)		$1,211,092

INVESTMENT COMPANIES - 10.03%
Exchange Traded Funds - 10.03%
Consumer Staples Select Sector SPDR Fund	680	46,791
Energy Select Sector SPDR Fund	395	35,704
Invesco Nasdaq 100 ETF	482	71,052
iShares Expanded Tech-Software Sector ETF	94	32,078
iShares MSCI ACWI ETF	10,973	1,013,576
iShares MSCI EAFE ETF	11,213	772,800
iShares MSCI Emerging Markets ETF	4,540	172,293
Materials Select Sector SPDR Fund	450	35,348
Real Estate Select Sector SPDR Fund	1,923	65,517
SPDR S&P 500 ETF Trust	305	130,381
SPDR S&P Regional Banking ETF	390	16,290
Utilities Select Sector SPDR Fund	787	46,378
TOTAL INVESTMENT COMPANIES (Proceeds $2,523,255)		$2,438,208
TOTAL SECURITIES SOLD SHORT
(Proceeds $3,827,278) - 15.02%		$3,649,300

Leuthold Global Fund

Schedule of Investments Sold Short - (a) (continued)

September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	39

Percentages are stated as a percent of net assets.

(a)Non-income producing security.

(b) Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

40	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund

Schedule of Investments

September 30, 2023

	Shares	Fair Value
COMMON STOCKS - 99.40%
Communications Equipment - 1.19%
Cisco Systems, Inc.	3,004	$161,495

Construction Materials - 4.05%
Cemex SAB de CV - ADR (a)	15,982	103,883
CRH PLC (a)(b)	2,710	148,318
Eagle Materials, Inc.	593	98,746
Martin Marietta Materials, Inc.	249	102,210
Summit Materials, Inc. - Class A (a)	3,136	97,655
		550,812
Distributors - 0.91%
LKQ Corp.	2,498	123,676

Electronic Equipment, Instruments & Components - 4.82%
Corning, Inc.	2,313	70,477
Flex, Ltd. (a)	6,534	176,287
Jabil, Inc.	1,978	250,989
TE Connectivity, Ltd.	1,281	158,242
		655,995
Energy Equipment & Services - 4.99%
Baker Hughes Co.	3,831	135,311
Halliburton Co.	3,308	133,974
Liberty Energy, Inc.	3,057	56,616
NOV, Inc.	4,017	83,955
Schlumberger NV (b)	2,750	160,325
Tenaris SA - ADR	3,446	108,893
		679,074

	Shares	Fair Value
Entertainment - 1.32%
Netflix, Inc. (a)	477	$180,115

Financial Services - 2.57%
Mastercard, Inc. - Class A	499	197,559
Visa, Inc. - Class A	662	152,267
		349,826
Ground Transportation - 2.77%
ArcBest Corp.	559	56,822
JB Hunt Transport Services, Inc.	522	98,408
Ryder System, Inc.	617	65,988
Schneider National, Inc. - Class A	1,973	54,632
TFI International, Inc. (b)	787	101,059
		376,909
Health Care Providers & Services - 11.79%
Cardinal Health, Inc.	2,014	174,856
Cencora, Inc.	985	177,270
Centene Corp. (a)	1,837	126,533
Elevance Health, Inc.	369	160,670
HCA Healthcare, Inc.	516	126,926
Humana, Inc.	459	223,313
McKesson Corp.	512	222,643
Tenet Healthcare Corp. (a)	952	62,727
UnitedHealth Group, Inc.	654	329,740
		1,604,678
Household Durables - 8.10%
D.R. Horton, Inc.	2,076	223,108
KB Home	1,543	71,410
Lennar Corp. - Class A	1,242	139,390
MDC Holdings, Inc.	2,063	85,057

Leuthold Select Industries Fund

Schedule of Investments (continued)

September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	41

	Shares	Fair Value
COMMON STOCKS - 99.40% (continued)
Household Durables - 8.10% (continued)
Meritage Homes Corp.	886	$108,437
PulteGroup, Inc.	3,145	232,887
Taylor Morrison Home Corp. (a)	2,370	100,986
Toll Brothers, Inc.	1,909	141,190
		1,102,465
Insurance - 2.96%
Everest Re Group, Ltd. (b)	355	131,943
Reinsurance Group of America, Inc.	941	136,624
RenaissanceRe Holdings, Ltd. (b)	681	134,783
		403,350
Interactive Media & Services - 4.57%
Alphabet, Inc. - Class A (a)	2,090	273,497
Meta Platforms, Inc. - Class A (a)	1,160	348,244
		621,741
IT Services - 4.33%
Akamai Technologies, Inc. (a)	1,613	171,849
GoDaddy, Inc. - Class A (a)	1,792	133,468
Okta, Inc. (a)	1,980	161,390
Wix.com, Ltd. (a)(b)	1,335	122,553
		589,260
Machinery - 4.01%
AGCO Corp.	397	46,957
Allison Transmission Holdings, Inc.	1,205	71,167
Caterpillar, Inc.	389	106,197

	Shares	Fair Value
Machinery - 4.01% (continued)
Cummins, Inc.	212	$48,434
Deere & Co.	262	98,874
PACCAR, Inc.	1,220	103,724
Terex Corp.	1,228	70,757
		546,110
Media - 1.08%
Charter Communications, Inc. - Class A (a)	335	147,340

Metals & Mining - 2.36%
Nucor Corp.	588	91,934
Steel Dynamics, Inc.	1,041	111,616
United States Steel Corp.	3,628	117,837
		321,387
Oil, Gas & Consumable Fuels - 3.23%
Exxon Mobil Corp.	2,090	245,742
Shell PLC - ADR	3,003	193,333
		439,075
Pharmaceuticals - 1.80%
Merck & Co., Inc.	2,382	245,227

Semiconductors & Semiconductor Equipment - 8.43%
Applied Materials, Inc.	2,371	328,265
KLA Corp.	489	224,285
Lam Research Corp.	696	436,232
MKS Instruments, Inc.	901	77,972
SolarEdge Technologies, Inc. (a)(b)	618	80,037
		1,146,791

Leuthold Select Industries Fund

Schedule of Investments (continued)

September 30, 2023

42	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 99.40% (continued)
Software - 10.91%
Adobe, Inc. (a)	285	$145,321
Check Point Software Technologies, Ltd. (a)(b)	979	130,481
Dolby Laboratories, Inc. - Class A	1,160	91,942
Fortinet, Inc. (a)	2,039	119,648
Microsoft Corp.	1,856	586,032
Oracle Corp.	2,227	235,884
Progress Software Corp.	1,082	56,892
Qualys, Inc. (a)	774	118,074
		1,484,274
Specialty Retail - 3.48%
AutoNation, Inc. (a)	871	131,870
The Home Depot, Inc.	275	83,094
Penske Automotive Group, Inc.	1,022	170,735
Williams-Sonoma, Inc.	570	88,578
		474,277
Technology Hardware, Storage & Peripherals - 3.32%
Apple, Inc.	2,643	452,508

Trading Companies & Distributors - 5.56%
AerCap Holdings NV (a)(b)	1,915	120,013
Boise Cascade Co.	650	66,976
GMS, Inc. (a)	924	59,108
MSC Industrial Direct Co., Inc. - Class A	496	48,683
Rush Enterprises, Inc. - Class A	1,686	68,839
Textainer Group Holdings Ltd.	1,800	67,050

	Shares	Fair Value
Trading Companies & Distributors - 5.56% (continued)
United Rentals, Inc.	452	$200,946
WESCO International, Inc.	867	124,692
		756,307
Wireless Telecommunication Services - 0.85%
T-Mobile US, Inc. (a)	830	116,242
TOTAL COMMON STOCKS (Cost $9,737,633)		$13,528,934

SHORT-TERM INVESTMENTS - 0.93%
Money Market Funds - 0.93%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 5.230% (c)	127,096	$127,096
TOTAL SHORT-TERM INVESTMENTS (Cost $127,096)		$127,096

Total Investments (Cost $9,864,729) - 100.33%		$13,656,030
Liabilities in Excess of Other Assets - (0.33)%		(44,717)
TOTAL NET ASSETS - 100.00%		$13,611,313

Percentages are stated as a percent of net assets.

ADRAmerican Depositary Receipt

(a)Non-income producing security.

(b)Foreign issued security.

(c)The rate quoted is the annualized seven-day effective yield as of September 30, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	43

Leuthold Grizzly Short Fund

Schedule of Investments

September 30, 2023

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 74.21%
Money Market Funds - 74.21%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 5.230% (a)(b)	81,878,202	$81,878,202
TOTAL SHORT-TERM INVESTMENTS (Cost $81,878,202)		$81,878,202
	Principal Amount
UNITED STATES TREASURY OBLIGATIONS - 18.09%
United States Treasury Bill 5.243%, 10/17/2023 (b)(c)(d)	$20,000,000	$19,954,134

TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $19,954,134)		$19,954,134

Total Investments (Cost $101,832,336) - 92.30%		$101,832,336
Other Assets in Excess of Liabilities - (b) - 7.70%		8,497,933
TOTAL NET ASSETS - 100.00%		$110,330,269

Percentages are stated as a percent of net assets.

(a)The rate quoted is the annualized seven-day effective yield as of September 30, 2023.

(b)All or a portion of the assets have been committed as collateral for open securities sold short.

(c)Rate represents the annualized effective yield to maturity from the purchase price.

(d)Zero coupon security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Leuthold Grizzly Short Fund

Schedule of Securities Sold Short - (a)

September 30, 2023

44	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 70.94%
Aerospace & Defense - 4.49%
AeroVironment, Inc.	5,079	$566,461
Axon Enterprise, Inc.	2,888	574,683
HEICO Corp.	2,993	484,656
Kratos Defense & Security Solutions, Inc.	45,602	684,942
L3Harris Technologies, Inc.	5,406	941,293
Parsons Corp.	9,859	535,837
RTX Corp.	12,627	908,765
Spirit AeroSystems Holdings, Inc. - Class A	16,089	259,676
		4,956,313
Automobile Components - 0.49%
Dorman Products, Inc.	7,122	539,563

Automobiles - 1.18%
Tesla, Inc.	5,198	1,300,644

Banks - 1.94%
Commerce Bancshares, Inc.	11,230	538,815
First Financial Bankshares, Inc.	20,822	523,048
Independent Bank Group, Inc.	12,225	483,499
Seacoast Banking Corp. of Florida	27,209	597,510
		2,142,872
Biotechnology - 0.90%
Moderna, Inc.	9,567	988,175

	Shares	Fair Value
Broadline Retail - 2.28%
Amazon.com, Inc.	10,291	$1,308,192
Coupang, Inc.	71,085	1,208,445
		2,516,637
Capital Markets - 5.75%
Blue Owl Capital, Inc.	47,187	611,544
Brookfield Corp. (b)	42,990	1,344,297
The Charles Schwab Corp.	20,197	1,108,815
Cohen & Steers, Inc.	9,958	624,267
LPL Financial Holdings, Inc.	4,609	1,095,329
Nasdaq, Inc.	21,344	1,037,105
Tradeweb Markets, Inc. - Class A	6,465	518,493
		6,339,850
Chemicals - 3.16%
Avient Corp.	13,659	482,436
Corteva, Inc.	18,226	932,442
International Flavors & Fragrances, Inc.	8,164	556,540
Sensient Technologies Corp.	8,863	518,308
Stepan Co.	5,876	440,524
Tronox Holdings PLC	41,556	558,512
		3,488,762
Commercial Services & Supplies - 2.77%
Casella Waste Systems, Inc. - Class A	6,856	523,113
Rollins, Inc.	25,014	933,772
Stericycle, Inc.	12,380	553,510
Waste Connections, Inc. (b)	7,799	1,047,406
		3,057,801
Communications Equipment - 0.89%
Ciena Corp.	12,950	612,017
ViaSat, Inc.	20,348	375,624
		987,641

Leuthold Grizzly Short Fund

Schedule of Securities Sold Short - (a) (continued)

September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	45

	Shares	Fair Value
COMMON STOCKS - 70.94% (continued)
Containers & Packaging - 2.93%
Avery Dennison Corp.	2,893	$528,464
Ball Corp.	23,372	1,163,458
Crown Holdings, Inc.	6,944	614,405
Sealed Air Corp.	11,079	364,056
Westrock Co.	15,666	560,843
		3,231,226
Diversified Consumer Services - 0.94%
ADT, Inc.	90,828	544,968
Service Corp. International	8,659	494,775
		1,039,743
Electric Utilities - 0.99%
Duke Energy Corp.	12,387	1,093,277

Electrical Equipment - 0.87%
Ballard Power Systems, Inc. (b)	99,795	366,248
Vicor Corp.	10,135	596,850
		963,098
Entertainment - 2.85%
ROBLOX Corp. - Class A	26,469	766,542
Take-Two Interactive Software, Inc.	9,525	1,337,215
The Walt Disney Co.	12,809	1,038,169
		3,141,926
Financial Services - 0.45%
Jack Henry & Associates, Inc.	3,321	501,936

	Shares	Fair Value
Food Products - 1.95%
Hormel Foods Corp.	25,395	$965,772
J & J Snack Foods Corp.	4,186	685,039
TreeHouse Foods, Inc.	11,485	500,516
		2,151,327
Gas Utilities - 0.50%
Southwest Gas Holdings, Inc.	9,061	547,375

Ground Transportation - 0.54%
XPO, Inc.	8,013	598,251

Health Care Equipment & Supplies - 4.03%
Axonics, Inc.	9,144	513,161
Baxter International, Inc.	22,673	855,679
Becton Dickinson and Co.	4,009	1,036,447
Masimo Corp.	5,526	484,520
PROCEPT BioRobotics Corp.	17,255	566,136
ResMed, Inc.	6,684	988,363
		4,444,306
Health Care Providers & Services - 1.45%
Guardant Health, Inc.	14,676	434,997
Privia Health Group, Inc.	23,231	534,313
R1 RCM, Inc.	42,088	634,266
		1,603,576
Health Care Technology - 0.98%
Veeva Systems, Inc. - Class A	5,318	1,081,947

Leuthold Grizzly Short Fund

Schedule of Securities Sold Short - (a) (continued)

September 30, 2023

46	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Shares	Fair Value
COMMON STOCKS - 70.94% (continued)
Household Durables - 1.00%
Newell Brands, Inc.	66,471	$600,233
Sonos, Inc.	38,934	502,638
		1,102,871
Independent Power Producers & Energy Traders - 0.87%
AES Corp.	35,234	535,557
Ormat Technologies, Inc.	6,121	427,980
		963,537
Industrial Real Estate Investment Trusts (REITs) - 0.41%
Rexford Industrial Realty, Inc.	9,123	450,220

Insurance - 1.41%
Palomar Holdings, Inc.	9,103	461,977
The Progressive Corp.	7,836	1,091,555
		1,553,532
IT Services - 2.49%
Cloudflare, Inc. - Class A	17,079	1,076,660
Globant SA (b)	3,097	612,742
Snowflake, Inc. - Class A	6,960	1,063,279
		2,752,681
Leisure Products - 1.53%
Hasbro, Inc.	9,713	642,418
Mattel, Inc.	30,509	672,113
Topgolf Callaway Brands Corp.	26,682	369,279
		1,683,810
Life Sciences Tools & Services - 2.61%
Bio-Techne Corp.	6,793	462,400
Danaher Corp.	3,973	985,701

	Shares	Fair Value
Life Sciences Tools & Services - 2.61% (continued)
Illumina, Inc.	2,904	$398,661
Waters Corp.	3,780	1,036,514
		2,883,276
Machinery - 1.28%
Kornit Digital, Ltd. (b)	19,107	361,313
Xylem, Inc.	11,537	1,050,213
		1,411,526
Metals & Mining - 1.65%
Alcoa Corp.	12,298	357,380
Compass Minerals International, Inc.	16,156	451,560
MP Materials Corp.	24,201	462,239
Royal Gold, Inc.	5,130	545,473
		1,816,652
Multi-Utilities - 1.69%
CMS Energy Corp.	18,127	962,725
Dominion Energy, Inc.	20,207	902,647
		1,865,372
Oil, Gas & Consumable Fuels - 2.03%
New Fortress Energy, Inc.	18,669	611,970
Occidental Petroleum Corp.	16,944	1,099,327
Ovintiv, Inc.	11,167	531,214
		2,242,511
Passenger Airlines - 1.26%
Alaska Air Group, Inc.	13,670	506,884
Southwest Airlines Co.	32,474	879,071
		1,385,955
Personal Care Products - 0.61%
The Estee Lauder Companies, Inc. - Class A	4,661	673,748

Leuthold Grizzly Short Fund

Schedule of Securities Sold Short - (a) (continued)

September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	47

	Shares	Fair Value
COMMON STOCKS - 70.94% (continued)
Professional Services - 4.51%
Ceridian HCM Holding, Inc.	7,836	$531,673
Dun & Bradstreet Holdings, Inc.	48,370	483,216
Equifax, Inc.	4,635	849,039
Exponent, Inc.	6,183	529,265
Paycom Software, Inc.	3,707	961,114
Paylocity Holdings Corp.	2,278	413,913
TransUnion	16,766	1,203,631
		4,971,851
Semiconductors & Semiconductor Equipment - 0.54%
Impinj, Inc.	10,861	597,681

Software - 2.53%
Gitlab, Inc. - Class A	13,212	597,447
Unity Software, Inc.	27,887	875,373
Zscaler, Inc.	8,472	1,318,158
		2,790,978
Specialty Retail - 0.54%
Warby Parker, Inc. - Class A	45,105	593,582

Technology Hardware, Storage & Peripherals - 0.61%
Western Digital Corp.	14,671	669,438

Textiles, Apparel & Luxury Goods - 0.53%
Gildan Activewear, Inc. (b)	20,768	581,712

Water Utilities - 0.51%
California Water Service Group	11,872	561,664

	Shares	Fair Value
TOTAL COMMON STOCKS (Proceeds $84,873,998)		$78,268,843

INVESTMENT COMPANIES - 28.13%
Exchange Traded Funds - 28.13%
Consumer Staples Select Sector SPDR Fund	43,923	$3,022,342
Energy Select Sector SPDR Fund	25,556	2,310,007
Invesco Nasdaq 100 ETF	31,173	4,595,212
iShares Expanded Tech-Software Sector ETF	6,079	2,074,519
Materials Select Sector SPDR Fund	29,079	2,284,155
Real Estate Select Sector SPDR Fund	124,347	4,236,502
SPDR S&P 500 ETF Trust	19,790	8,459,829
SPDR S&P Regional Banking ETF	25,311	1,057,241
Utilities Select Sector SPDR Fund	50,815	2,994,528
TOTAL INVESTMENT COMPANIES (Proceeds $32,436,414)		$31,034,335

TOTAL SECURITIES SOLD SHORT
(Proceeds $117,310,412) - 99.07%		$109,303,178

Percentages are stated as a percent of net assets.

(a)Non-income producing security.

(b)Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

48	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

Leuthold Core ETF

Schedule of Investments

September 30, 2023

	Shares	Fair Value
INVESTMENT COMPANIES - 83.83%
Exchange Traded Fund - 83.83%
Communication Services Select Sector SPDR Fund	59,263	$3,885,875
Direxion Daily S&P 500 Bear 1x Shares	239,933	3,560,606
Fidelity MSCI Energy Index ETF	63,901	1,591,774
Financial Select Sector SPDR Fund	42,263	1,401,864
Health Care Select Sector SPDR Fund	23,709	3,052,297
Industrial Select Sector SPDR Fund	26,329	2,669,233
Invesco CurrencyShares Euro Currency Trust	10,241	1,000,546
Invesco CurrencyShares Japanese Yen Trust (a)	11,766	731,728
Invesco S&P 500 Equal Weight Consumer Discretionary ETF	22,708	955,553
iShares 1-3 Year Treasury Bond ETF	87,062	7,049,409
iShares 20+ Year Treasury Bond ETF	5,120	454,093
iShares 5-10 Year Investment Grade Corporate Bond ETF	20,528	998,687
iShares 7-10 Year Treasury Bond ETF	9,026	826,691
iShares MSCI Global Metals & Mining Producers ETF	11,432	454,536

	Shares	Fair Value
Exchange Traded Fund - 83.83% (continued)
iShares U.S. Healthcare Providers ETF	8,776	$2,159,774
iShares U.S. Home Construction ETF	35,089	2,754,136
iShares U.S. Oil Equipment & Services ETF	44,881	1,078,940
iShares US Transportation ETF	2,340	547,022
SPDR Bloomberg 1-3 Month T-Bill ETF	10,598	973,108
SPDR Bloomberg International Corporate Bond ETF	34,455	934,764
SPDR Bloomberg International Treasury Bond ETF	90,905	1,930,822
SPDR Bloomberg Short-Term High Yield Bond ETF	17,922	438,372
SPDR S&P Homebuilders ETF	10,035	768,380
SPDR S&P Metals & Mining ETF	14,754	774,585
SPDR S&P Retail ETF	28,421	1,729,702
SPDR S&P Semiconductor ETF	5,018	983,578
SPDR S&P Software & Services ETF	5,812	737,434
Technology Select Sector SPDR Fund	63,918	10,478,077

Leuthold Core ETF

Schedule of Investments (continued)

September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	49

	Shares	Fair Value
INVESTMENT COMPANIES - 83.83% (continued)
Exchange Traded Fund - 83.83% (continued)
VanEck J. P. Morgan EM Local Currency Bond ETF	12,792	$305,345
Vanguard Short-Term Inflation-Protected Securities ETF	13,753	650,242
TOTAL INVESTMENT COMPANIES (Cost $52,256,343)		$55,877,173

SHORT-TERM INVESTMENTS - 16.16%
Money Market Fund - 16.16%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 5.230% (b)	10,772,384	$10,772,384
TOTAL MONEY MARKET FUNDS (Cost $10,772,384)		$10,772,384

Total Investments (Cost $63,028,727) - 99.99%		$66,649,557
Other Assets in Excess of Liabilities - 0.01%		8,957
TOTAL NET ASSETS - 100.00%		$66,658,514

Percentages are stated as a percent of net assets.

(a)Non-income producing security.

(b)The rate quoted is the annualized seven-day effective yield as of September 30, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Leuthold Funds

Statements of Assets and Liabilities

September 30, 2023

50	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Leuthold Core Investment Fund	Leuthold Global Fund
ASSETS:
Investments, at cost	$372,042,922	$21,550,122
Investments, at fair value	478,052,724	23,277,333
Cash	—	1,379
Receivable for Fund shares sold	56,444	42
Receivable for investments sold	—	152,100
Collateral at broker for securities sold short	92,827,837	4,448,689
Tri-party collateral held at custodian	300,000	17,000
Interest receivable	644,551	34,446
Dividends receivable	232,509	63,308
Other assets	313,101	26,061
Total Assets	572,427,166	28,020,358

LIABILITIES:
Securities sold short, at fair value (proceeds $84,347,324, and $3,827,278, respectively)	79,444,647	3,649,300
Payable for Fund shares redeemed	251,104	6,300
Payable to Adviser	369,377	18,252
Payable to Directors	30,468	3,003
Payable for Audit Fees	58,000	21,000
Dividends payable on securities sold short	37,873	823
Distribution (Rule 12b-1) fees payable	—	807
Shareholder servicing fees payable	41,074	—
Accrued expenses and other liabilities	155,502	20,568
Total Liabilities	80,388,045	3,720,053
NET ASSETS	$492,039,121	$24,300,305

Leuthold Funds

Statements of Assets and Liabilities (continued)

September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	51

	Leuthold Core Investment Fund		Leuthold Global Fund
NET ASSETS CONSIST OF:
Capital stock	$357,981,592		$22,247,908
Total distributable earnings	134,057,529		2,052,397
Total Net Assets	$492,039,121		$24,300,305

Retail Class Shares
Net assets	$239,837,892		$3,836,718
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	11,692,846		431,670
Net Asset Value, Redemption Price, and Offering Price Per Share	$20.51	*	$8.89	*
Institutional Class Shares
Net assets	252,201,229		20,463,587
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	12,235,542		2,264,784
Net Asset Value, Redemption Price, and Offering Price Per Share	$20.61	*	$9.04	*

*Redemption price may differ from NAV if redemption fee is applied.

Leuthold Funds

Statements of Assets and Liabilities (continued)

September 30, 2023

52	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Leuthold Select Industries Fund	Leuthold Grizzly Short Fund	Leuthold Core Etf
ASSETS:
Investments, at cost	$9,864,729	$101,832,336	$63,028,727

Investments, at fair value	13,656,030	101,832,336	66,649,557
Receivable for Fund shares sold	3,250	144,067	—
Collateral at broker for securities sold short	—	117,382,966	—
Tri-party collateral held at custodian	—	650,000	—
Interest receivable	734	396,214	47,267
Dividends receivable	8,646	—	19,111
Other assets	10,355	440,796	—
Total Assets	13,679,015	220,846,379	66,715,935

LIABILITIES:
Securities sold short, at fair value (proceeds $0, $117,310,412, and $0, respectively)	—	109,303,178	—
Payable for Fund shares redeemed	28,129	943,363	—
Payable to Adviser	7,231	117,131	23,473
Payable to Custodian	2,393	1,546	828
Payable to Directors	831	6,748	4,087
Payable for Audit Fees	19,500	21,000	14,000
Dividends payable on securities sold short	—	55,368	—
Shareholder servicing fees payable	1,951	5,380	—
Accrued expenses and other liabilities	7,667	62,396	15,033
Total Liabilities	67,702	110,516,110	57,421
NET ASSETS	$13,611,313	$110,330,269	$66,658,514

Leuthold Funds

Statements of Assets and Liabilities (continued)

September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	53

	Leuthold Select Industries Fund		Leuthold Grizzly Short Fund	Leuthold Core Etf
NET ASSETS CONSIST OF:
Capital stock	$9,485,443		$474,123,694	$63,470,798
Total distributable earnings/(accumulated losses)	4,125,870		(363,793,425)	3,187,716
Total Net Assets	$13,611,313		$110,330,269	$66,658,514

Retail Class Shares
Net assets	$13,611,313		$110,330,269	$66,658,514
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	423,349		14,920,313	2,200,000
Net Asset Value, Redemption Price, and Offering Price Per Share	$32.15	*	$7.39	$30.30

*Redemption price may differ from NAV if redemption fee is applied.

Leuthold Funds

Statements of Operations

For the Year Ended September 30, 2023

54	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Leuthold Core Investment Fund	Leuthold Global Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $96,175 and $49,339, respectively)	$10,731,178	$787,469
Interest income	4,248,466	238,134
Total investment income	14,979,644	1,025,603

EXPENSES:
Investment advisory fees (Note 3)	4,621,118	229,408
Administration fees	268,869	28,931
Transfer agent fees (Note 5)	299,051	39,519
Legal fees	55,610	9,135
Audit fees	69,546	20,783
Fund accounting fees	98,857	14,088
Custody fees	49,718	19,718
Shareholder servicing fees - Retail Class (Note 5)	240,658	—
Registration fees	47,947	35,447
Report to shareholders	97,482	4,139
Directors’ fees	139,150	8,352
Distribution (Rule 12b-1) fees - Retail Class (Note 4)	—	10,800
Other	61,299	13,992
Total expenses before dividends and interest on securities sold short and reimbursement from Adviser	6,049,305	434,312
Dividends on securities sold short	822,168	62,786
Total expenses	6,871,473	497,098
NET INVESTMENT INCOME	8,108,171	528,505

Leuthold Funds

Statements of Operations (continued)

For the Year Ended September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	55

	Leuthold Core Investment Fund	Leuthold Global Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SECURITIES SOLD SHORT AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	$30,291,127	$251,450
Investment companies	349,296	19,431
Securities sold short	(3,136,870)	(139,768)
Foreign currency and foreign currency transaction	(536,190)	(7,096)
Net unrealized appreciation (depreciation) during the period on:
Investments	32,919,381	2,051,533
Investment companies	1,119,563	54,963
Securities sold short	(17,338,233)	(832,234)
Foreign currency and foreign currency translation	1,217,122	308,489
Net realized and unrealized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	44,885,196	1,706,768
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,993,367	$2,235,273

Leuthold Funds

Statements of Operations (continued)

For the Year Ended September 30, 2023

56	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Leuthold Select Industries Fund	Leuthold Grizzly Short Fund	Leuthold Core ETF
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $4,395, $0 and $0, respectively)	$243,372	$4,749,662	$1,462,481
Interest income	—	6,409,679	—
Total investment income	243,372	11,159,341	1,462,481

EXPENSES:
Investment advisory fees (Note 3)	132,706	1,812,105	310,209
Administration fees	19,938	88,339	41,139
Transfer agent fees (Note 5)	13,118	149,899	25,475
Legal fees	1,440	17,529	5,138
Audit fees	11,148	22,642	13,057
Fund accounting fees	5,519	27,691	10,994
Custody fees	16,958	11,792	4,936
Shareholder servicing fees - Retail Class (Note 5)	13,849	61,502	—
Registration fees	23,592	73,929	—
Report to shareholders	3,765	42,177	7,110
Directors’ fees	3,560	39,250	17,500
Other	2,679	18,235	16,700
Total expenses before dividends and interest on securities sold short and reimbursement from Adviser	248,272	2,365,090	452,258
Dividends on securities sold short	—	1,559,492	—
Reimbursement from Adviser (Note 3)	(49,213)	—	(48,986)
Total expenses	199,059	3,924,582	403,272
NET INVESTMENT INCOME	44,313	7,234,759	1,059,209

Leuthold Funds

Statements of Operations (continued)

For the Year Ended September 30, 2023

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	57

	Leuthold Select Industries Fund	Leuthold Grizzly Short Fund	Leuthold Core ETF
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SECURITIES SOLD SHORT, FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION
Net realized gain (loss) on:
Investments	$889,691	$—	$—
Investment companies	—	—	(614,019)
Securities sold short	—	(17,466,941)	—
Foreign currency and foreign currency transaction	2	—	—
Net unrealized appreciation (depreciation) during the period on:
Investments	1,494,865	—	—
Investment companies	—	—	5,141,202
Securities sold short	—	(25,412,544)	—
Foreign currency and foreign currency translation	29	—	—
Net realized and unrealized gain (loss) on investments, investment companies, securities sold short, foreign currency and foreign currency translation	2,384,587	(42,879,485)	4,527,183
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,428,900	$(35,644,726)	$5,586,392

Leuthold Core Investment Fund

Statements of Changes in Net Assets

58	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS:
Net investment income	$8,108,171	$2,136,301
Net realized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency transaction	26,967,363	39,002,557
Net unrealized appreciation (depreciation) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	17,917,833	(85,832,026)
Net increase (decrease) in net assets from operations	52,993,367	(44,693,168)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(19,033,267)	(14,084,217)
Distributions - Institutional Class	(20,902,265)	(15,293,237)
Total distributions	(39,935,532)	(29,377,454)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	27,076,389	38,988,776
Proceeds from shares sold - Institutional Class	32,116,861	38,641,336
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	18,425,425	13,618,622
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	18,317,068	13,981,488
Cost of shares redeemed - Retail Class*	(59,528,456)	(55,984,139)
Cost of shares redeemed - Institutional Class**	(63,944,117)	(61,157,188)
Net decrease in net assets from capital share transactions	(27,536,830)	(11,911,105)

TOTAL DECREASE IN NET ASSETS:	(14,478,995)	(85,981,727)
NET ASSETS
Beginning of year	506,518,116	592,499,843
End of year	$492,039,121	$506,518,116

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	1,317,314	1,778,266
Shares sold - Institutional Class	1,565,857	1,758,663
Shares issued to holders in reinvestment of dividends - Retail Class	917,900	592,865
Shares issued to holders in reinvestment of dividends - Institutional Class	907,787	606,572
Shares redeemed - Retail Class	(2,911,374)	(2,527,323)
Shares redeemed - Institutional Class	(3,100,906)	(2,795,053)
Net decrease in shares outstanding	(1,303,422)	(586,010)

*Net of redemption fees of (Retail Class):	$354	$506
**Net of redemption fees of (Institutional Class):	$387	$545

Leuthold Global Fund

Statements of Changes in Net Assets

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	59

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS:
Net investment income	$528,505	$344,867
Net realized income on investments, investment companies, securities sold short, and foreign currency and foreign currency transaction	124,017	903,100
Net unrealized appreciation (depreciation) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	1,582,751	(3,964,847)
Net increase (decrease) in net assets from operations	2,235,273	(2,716,880)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(226,835)	(133,621)
Distributions - Institutional Class	(985,871)	(556,770)
Total distributions	(1,212,706)	(690,391)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	212,453	323,240
Proceeds from shares sold - Institutional Class	542,561	1,188,686
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	217,167	129,235
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	960,567	543,325
Cost of shares redeemed - Retail Class	(1,379,480)	(879,551)
Cost of shares redeemed - Institutional Class	(2,025,628)	(1,776,789)
Net decrease in net assets from capital share transactions	(1,472,360)	(471,854)

TOTAL DECREASE IN NET ASSETS:	(449,793)	(3,879,125)
NET ASSETS
Beginning of year	24,750,098	28,629,223
End of year	$24,300,305	$24,750,098

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	23,867	32,875
Shares sold - Institutional Class	59,976	123,653
Shares issued to holders in reinvestment of dividends - Retail Class	24,595	13,330
Shares issued to holders in reinvestment of dividends - Institutional Class	107,009	55,426
Shares redeemed - Retail Class	(155,749)	(92,421)
Shares redeemed - Institutional Class	(224,423)	(182,786)
Net decrease in shares outstanding	(164,725)	(49,923)

Leuthold Select Industries Fund

Statements of Changes in Net Assets

60	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS:
Net investment income	$44,313	$43,409
Net realized gain (loss) on investments and foreign currency transactions	889,693	(21,681)
Net unrealized appreciation (depreciation) on investments and foreign currency translation	1,494,894	(2,416,602)
Net increase (decrease) in net assets from operations	2,428,900	(2,394,874)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(192,980)	(1,014,130)
Total distributions	(192,980)	(1,014,130)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	6,619,271	9,700,273
Proceeds from shares issued to holders in reinvestment of dividends	191,147	998,785
Cost of shares redeemed	(7,399,847)	(10,065,836)
Net increase (decrease) in net assets from capital share transactions	(589,429)	633,222

TOTAL INCREASE (DECREASE) IN NET ASSETS:	1,646,491	(2,775,782)
NET ASSETS
Beginning of year	11,964,822	14,740,604
End of year	$13,611,313	$11,964,822

CHANGES IN SHARES OUTSTANDING:
Shares sold	207,970	305,990
Shares issued to holders in reinvestment of dividends	6,372	28,910
Shares redeemed	(239,270)	(322,088)
Net increase (decrease) in shares outstanding	(24,928)	12,812

Leuthold Grizzly Short Fund

Statements of Changes in Net Assets

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	61

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS:
Net investment income (loss)	$7,234,759	$(1,218,185)
Net realized loss on securities sold short	(17,466,941)	(6,334,884)
Net unrealized appreciation (depreciation) on securities sold short	(25,412,544)	31,739,792
Net increase (decrease) in net assets from operations	(35,644,726)	24,186,723

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(5,100,117)	—
Total distributions	(5,100,117)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	189,789,080	396,485,400
Proceeds from shares issued to holders in reinvestment of dividends	4,292,209	—
Cost of shares redeemed	(240,389,854)	(283,985,342)
Net increase (decrease) in net assets from capital share transactions	(46,308,565)	112,500,058

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(87,053,408)	136,686,781
NET ASSETS
Beginning of year	197,383,677	60,696,896
End of year	$110,330,269	$197,383,677

CHANGES IN SHARES OUTSTANDING:
Shares sold	22,993,951	48,154,768
Shares issued to holders in reinvestment of dividends	587,566	—
Shares redeemed	(30,009,894)	(35,300,078)
Net increase (decrease) in shares outstanding	(6,428,377)	12,854,690

Leuthold Core ETF

Statements of Changes in Net Assets

62	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Year Ended September 30, 2023	Year Ended September 30, 2022
OPERATIONS:
Net investment income	$1,059,209	$196,551
Net realized gain (loss) on investments	(614,019)	443,124
Net unrealized appreciation (depreciation) on investments	5,141,202	(3,489,488)
Net increase (decrease) in net assets from operations	5,586,392	(2,849,813)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions	(438,080)	(37,005)
Total distributions	(438,080)	(37,005)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	28,676,585	26,639,227
Cost of shares redeemed	(2,907,470)	(3,041,358)
Net increase in net assets from capital share transactions	25,769,115	23,597,869

TOTAL INCREASE IN NET ASSETS:	30,917,427	20,711,051
NET ASSETS
Beginning of year	35,741,087	15,030,036
End of year	$66,658,514	$35,741,087

CHANGES IN SHARES OUTSTANDING:
Shares sold	1,000,000	900,000
Shares redeemed	(100,000)	(100,000)
Net increase in shares outstanding	900,000	800,000

Leuthold Funds - 2023 Annual Report	63

Leuthold Funds

Notes to the Financial Statements

1.ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Leuthold Funds, Inc. (the “Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Funds are considered investment companies under, and follow the accounting and reporting guidance in, Accounting Standards Codification Topic 946 – Investment Companies. The Leuthold Group, LLC, doing business as Leuthold Weeden Capital Management, is the investment adviser to the Funds (the “Adviser”). The Company consists of five series (each series a “Fund” and collectively the “Funds”):

Fund	Investment Objective	Inception – Retail Share Class	Inception – Institutional Share Class
Leuthold Core Investment Fund	Seeks total return consistent with prudent investment risk over the long-term	11/20/1995	1/31/2006
Leuthold Global Fund	Seeks total return consistent with prudent investment risk over the long-term	7/1/2008	4/30/2008
Leuthold Select Industries Fund	Capital appreciation	6/19/2000	n/a
Leuthold Grizzly Short Fund	Capital appreciation	6/19/2000	n/a
Leuthold Core ETF	Capital appreciation and income	1/6/2020	n/a

All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds.

a)Investment Valuation – The Funds value their investments at fair value. Securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market, and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange, but which are not traded on the valuation date are generally valued at the mean between the bid and the asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are generally valued at the average of the current bid and asked prices. Debt securities are valued at bid prices provided by an independent pricing service that may use a matrix pricing method or other analytical pricing model. Shares of open-end investment companies (other than shares of an exchange-traded fund traded on domestic securities exchanges or on NASDAQ) are valued at one of the following prices as determined by the Adviser: (a) the net asset value

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announced by such open-end investment company following the close of business on the business day a Fund’s net asset value is to be calculated; (b) the net asset value announced by such open-end investment company following the close of business on the business day immediately preceding the day a Fund’s net asset value is to be calculated; or (c) a value determined by the Adviser by adding to, or subtracting from, the net asset value announced by such open-end investment company following the close of business on the business day immediately preceding the day a Fund’s net asset value is to be calculated, an amount equal to the Adviser’s estimate of the effect of changes in the market prices for the types of securities held by such investment company. Other assets, including securities for which no quotations are readily available, are valued at fair value as determined in good faith by the valuation designee pursuant to the Funds’ “Pricing and Valuation Guidelines.”

Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

The Funds may invest in foreign securities. Foreign securities may be priced at the closing price reported on the foreign exchange on which they are principally traded. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange (“NYSE”). The Adviser, as the “valuation designee” under review of the Board, uses their independent pricing provider’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, then these securities may be valued as determined in good faith by the Directors. Some of the factors which may be considered by the valuation designee and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker-dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

b)Fair Valuation Measurements – The Funds have adopted fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the following three levels:

Level 1 - Quoted prices in active markets for identical securities.

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Level 2 -

Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 -

Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments and securities sold short as of September 30, 2023:

Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2	Level 3		Total
Common Stocks
Chemicals	$—	$—	$0	(1)	$0
Communications Equipment	3,716,214	—	—		3,716,214
Construction Materials	12,779,260	—	—		12,779,260
Distributors	2,908,366	—	—		2,908,366
Electronic Equipment, Instruments & Components	15,246,684	—	—		15,246,684
Energy Equipment & Services	15,657,333	—	—		15,657,333
Entertainment	4,130,944	—	—		4,130,944
Financial Services	8,415,877	—	—		8,415,877
Ground Transportation	8,705,722	—	—		8,705,722
Health Care Providers & Services	37,681,307	—	—		37,681,307
Household Durables	26,127,396	—	—		26,127,396
Insurance	9,239,209	—	—		9,239,209
Interactive Media & Services	14,352,680	—	—		14,352,680
IT Services	13,563,633	—	—		13,563,633
Machinery	12,765,081	—	—		12,765,081
Media	3,432,795	—	—		3,432,795
Metals & Mining	7,383,309	—	—		7,383,309
Oil, Gas & Consumable Fuels	10,183,710	—	—		10,183,710
Pharmaceuticals	5,731,947	—	—		5,731,947
Semiconductors & Semiconductor Equipment	27,657,897	—	—		27,657,897
Software	34,379,326	—	—		34,379,326
Specialty Retail	11,061,094	—	—		11,061,094
Technology Hardware, Storage & Peripherals	10,510,753	—	—		10,510,753
Trading Companies & Distributors	17,487,846	—	—		17,487,846
Wireless Telecommunication Services	2,693,582	—	—		2,693,582
Total Common Stocks	$315,811,965	$—	$—		$315,811,965

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Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2	Level 3		Total
Exchange Traded Funds	$39,945,813	$—	$—		$39,945,813
Corporate Bonds	—	4,699,601	—		4,699,601
Foreign Government Bonds	—	8,709,514	—		8,709,514
United States Treasury Obligations	—	32,646,231	—		32,646,231
Money Market Funds	76,239,600	—	—		76,239,600
Total Investments in Securities	$431,997,378	$46,055,346	$0	(1)	$478,052,724

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3		Total
Common Stocks	$56,890,700	$—	$—		$56,890,700
Exchange Traded Funds	22,553,947	—	—		22,553,947
Total Securities Sold Short	$79,444,647	$—	$—		$79,444,647

(1)Management has determined transfers into/out of level 3 and the value of level 3 investments at year end to be immaterial to the Fund.

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Leuthold Global Fund
Investments at Fair Value	Level 1	Level 2	Level 3		Total
Common Stocks
Automobiles	$116,384	$614,219	$—		$730,603
Banks	433,517	327,598	—		761,115
Capital Markets	424,042	—	—		424,042
Construction Materials	287,827	501,758	—		789,585
Consumer Staples Distribution	270,413	477,921	—		748,334
Distributors	92,633	—	—		92,633
Electronic Equipment, Instruments & Components	—	51,384	—		51,384
Food Products	544,726	167,359	—		712,085
Health Care Providers & Services	940,882	—	—		940,882
Household Durables	990,967	208,336	—		1,199,303
Insurance	534,313	902,731	—		1,437,044
IT Services	307,527	320,227	—		627,754
Machinery	—	152,866	—		152,866
Metals & Mining	450,105	75,057	—		525,162
Oil, Gas & Consumable Fuels	1,786,607	327,330	—		2,113,937
Paper & Forest Products	—	—	0	(1)	—
Passenger Airlines	558,950	128,053	—		687,003
Semiconductors & Semiconductor Equipment	1,160,217	609,734	—		1,769,951
Software	811,834	211,006	—		1,022,840
Trading Companies & Distributors	192,431	298,302	—		490,733
Total Common Stocks	9,903,375	5,373,881	—		15,277,256
Preferred Stocks	143,891	—	—		143,891
Exchange Traded Funds	1,780,312	—	—		1,780,312
Corporate Bonds	—	480,177	—		480,177
Foreign Government Bonds	—	430,352	—		430,352
United States Treasury Obligations	—	1,700,882	—		1,700,882
Money Market Funds	3,464,463	—	—		3,464,463
Total Investments in Securities	$15,292,041	$7,985,292	$—		$23,277,333

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3		Total
Common Stocks	$1,211,092	$—	$—		$1,211,092
Exchange Traded Funds	2,438,208	—	—		2,438,208
Total Securities Sold Short	$3,649,300	$—	$—		$3,649,300

(1)Management has determined transfers into/out of level 3 and the value of level 3 investments at year end to be immaterial to the Fund.

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Leuthold Select Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$13,528,934	$—	$—	$13,528,934
Money Market Funds	127,096	—	—	127,096
Total Investments in Securities	$13,656,030	$—	$—	$13,656,030

The Fund did not invest in any Level 3 securities during the period.

Leuthold Grizzly Short Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Money Market Funds	$81,878,202	$—	$—	$81,878,202
United States Treasury Obligations	—	19,954,134	—	19,954,134
Total Investments in Securities	$81,878,202	$19,954,134	$—	$101,832,336

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$78,268,843	$—	$—	$78,268,843
Exchange Traded Funds	31,034,335	—	—	31,034,335
Total Securities Sold Short	$109,303,178	$—	$—	$109,303,178

The Fund did not invest in any Level 3 securities during the period.

Leuthold Core ETF
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$55,877,173	$—	$—	$55,877,173
Money Market Funds	10,772,384	—	—	10,772,384
Total Investments in Securities	$66,649,557	$—	$—	$66,649,557

The Fund did not invest in any Level 3 securities during the period.

For further information regarding security characteristics, see the Schedules of Investments and Schedules of Securities Sold Short.

c) Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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The tax character of distributions paid during the fiscal years ended September 30, 2023 and 2022 was as follows:

Year Ended September 30, 2023
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Grizzly Short Fund	Leuthold Core ETF
Distributions paid from:
Ordinary Income	$4,758,362	$283,368	$44,274	$5,100,117	$438,080
Long Term Capital Gain*	35,177,170	929,338	148,706	—	—
Total Distributions Paid	$39,935,532	$1,212,706	$192,980	$5,100,117	$438,080

Year Ended September 30, 2022
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Grizzly Short Fund	Leuthold Core ETF
Distributions paid from:
Ordinary Income	$—	$313,965	$72,860	$—	$37,005
Long Term Capital Gain*	29,377,454	376,426	941,270	—	—
Total Distributions Paid	$29,377,454	$690,391	$1,014,130	$—	$37,005

*The funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or 0-percent rate, depending on the shareholder’s taxable income).

At September 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Grizzly Short Fund	Leuthold Core ETF
Undistributed Ordinary Income	$1,268,761	$189,380	$—	$1,640,465	$745,919
Undistributed long-term gains	21,944,620	—	400,888	—	—
Distributable earnings	23,213,381	189,380	400,888	1,640,465	745,919
Capital loss carryover and late-year losses	—	(35,796)	—	(372,483,594)	(733,430)
Other accumulated gains (losses)	—	—	—	—	—
Unrealized appreciation (depreciation)	110,844,149	1,898,813	3,724,982	7,049,704	3,175,227
Total accumulated earnings (deficit)	$134,057,530	$2,052,397	$4,125,870	$(363,793,425)	$3,187,716

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires that permanent differences between financial reporting and

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tax reporting be reclassified between various components of net assets. These differences are primarily due to partnership adjustments, securities sold short, earnings and profits distributed to shareholders on the redemption of shares, net operating losses, realized gain on redemptions in kind, and expiration of capital losses.

Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2023, the following table shows the reclassifications made:

	Distributable Earnings	Paid In Capital
Leuthold Core Investment Fund	$(5,253,136)	$5,253,136
Leuthold Global Fund	71	(71)
Leuthold Select Industries Fund	(166,885)	166,885
Leuthold Grizzly Short Fund	—	—
Leuthold Core ETF	(331,190)	331,190

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Capital losses realized will carry forward retaining their classification as long-term or short-term losses.

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Grizzly Short Fund	Leuthold Core ETF
Unlimited Short-Term	$—	$(35,796)	$—	$(372,483,594)	$(461,562)
Unlimited Long-Term	—	—	—	—	(271,868)

The Funds did not have any late-year losses incurred during the fiscal year ended September 30, 2023 as arising on the first day of the fiscal year ending September 30, 2024. The Funds also did not have any post-October losses.

As of September 30, 2023, the Funds had no tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2023, the Funds did not incur any interest or penalties.

d)Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly for the Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Leuthold Grizzly Short Fund, and are declared and paid annually for the Leuthold Core ETF. Distributions of net realized capital gains, if any, are declared and paid at least annually.

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e)Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)Securities Sold Short – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for securities sold short is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the securities sold short. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities sold short. The Funds will suffer a loss if they sell a security short and the value of the security rises rather than falls; additionally, the Funds may be subject to expenses such as costs of borrowing and margin account maintenance. Since there is no maximum attainable price for a stock, short selling could result in unlimited loss. As collateral for their securities sold short, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with Note 1a. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short. The Leuthold Core Investment Fund, Leuthold Global Fund, and Leuthold Grizzly Short Fund’s collateral at broker for securities sold short is with one major international security dealer.

With regard to the cash collateral that is posted with counterparties, the Funds have established a collateral account for each respective counterparty with its custodian (the “Account”) and have entered into a tri-party agreement with the custodian and the respective counterparty regarding the transfer of assets to and from the Account.

The Adviser reviews each Account on a daily basis to ensure that the Account does not maintain a material amount of cash collateral in excess of what is required by the applicable counterparty (the amount of collateral required by such counterparty is subject to change and generally not known until the next business day, which necessitates the maintenance of a minimum amount of excess cash collateral). In the event that the excess cash collateral in an Account is equal to or in excess of the greater of the following: $250,000 or 3% of the total assets of the applicable Fund calculated at each month end; then the applicable Fund, pursuant to the tri-party agreement, will instruct the custodian to sweep such excess cash collateral into the Fund’s interest bearing account with the custodian. The amount of collateral held related to this tri-party agreement is included in the Statements of Assets and Liabilities as an asset.

g)Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the cost of the security lot sold with the net sales proceeds. The Funds utilize an identified lot approach to transactions. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond. For financial reporting purposes, the Funds isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for realized gains and losses.

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h)Foreign Taxes – To the extent certain Funds invest in foreign securities, they may be subject to foreign withholding taxes with respect to dividends or interest the Funds received from sources in foreign countries. Since certain Funds may invest in the securities of a foreign issuer, it can elect to “pass-through” foreign taxes paid by the Funds to its shareholders who, subject to certain limitations, can elect to credit such taxes against their own U.S. federal income tax liability or claim them as a credit. No assurance can be provided that the Funds can or will make such an election

i)Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds, such as Directors fees and expenses, insurance expense, and legal fees are allocated between the Funds based on the relative net asset value of the individual Funds.

j)Counterparty Risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the creditworthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

k)Managed Futures Strategy/Commodities Risk (Leuthold Core ETF only) – The Fund may invest in underlying investments that principally invest in the commodities markets through investment in managed futures programs. Such investments may subject an underlying investment to greater volatility than investments in traditional securities. Commodities are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including weather and natural disasters; pandemics and other global health emergencies; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments. The demand and supply of these commodities may also fluctuate widely based on such factors as interest rates, investors’ expectations with respect to the rate of inflation, currency exchange rates, the production and cost levels of the producers and/or forward selling by such producers, global or regional political, economic, or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. Commodity underlying investments may use derivatives, such as futures, options, and swaps, which expose them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

l)Shares May Trade at Prices Other Than NAV (Leuthold Core ETF only) – As with all exchange traded funds (“ETFs”), shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of shares will approximate the Fund’s net asset value (“NAV”), there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

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m)Authorized Participants, Market Makers and Liquidity Providers Concentration Risk (Leuthold Core ETF only) –The Fund has a limited number of financial institutions that may act as authorized participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

n)Rule 18f-4 under the 1940 Act – On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies as Rule 18f-4 under the 1940 Act (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4 a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Leuthold Core Investment Fund, Leuthold Global Fund, and Leuthold Grizzly Short Fund have implemented a derivatives risk management program and comply with Rule 18f-4.

o) Recently Issued Accounting Pronouncements

•In June 2022, the FASB issued Accounting Standards Update 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. ASU 2022-03 is effective for fiscal years beginning after December 15, 2023 and for interim periods within those fiscal years, with early adoption permitted. Management is currently evaluating the impact, if any, of these amendments on the financial statements.

•In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06). ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

p)Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated recognition or disclosure.

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2.INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, U.S. Government securities, and securities sold short, for the year ended September 30, 2023 are summarized below.

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Grizzly Short Fund	Leuthold Core ETF (a)
Purchases	$276,057,064	$13,503,820	$13,476,528	$—	$27,954,824
Sales	330,004,334	15,083,058	14,119,371	—	26,384,018

Purchases and sales of U.S. Government securities for the year ended September 30, 2023 are summarized below.

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Grizzly Short Fund	Leuthold Core ETF (a)
Purchases	$28,072,598	$1,484,502	$—	$19,681,800	$—
Sales	7,044,728	353,991	—	—	—

(a)The Leuthold Core ETF’s purchases and sales exclude in-kind transactions. In-kind purchases and sales as of September 30, 2023 were $23,501,398 and $2,472,096, respectively. During the year ended September 30, 2023, the Fund realized $370,972 in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated earnings to paid-in capital.

There were no purchases or sales of investment securities in the Leuthold Grizzly Short Fund because this Fund invests only in securities sold short.

At September 30, 2023, gross unrealized appreciation and depreciation of investments and securities sold short and cost of investments and cost of securities sold short for tax purposes were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Grizzly Short Fund	Leuthold Core ETF
Tax cost of investments	$287,761,646	$17,880,512	$9,931,049	$(14,520,545)	$63,474,331
Unrealized appreciation	117,764,941	3,858,458	3,992,851	10,362,513	5,017,702
Unrealized depreciation	(6,920,793)	(1,959,645)	(267,869)	(3,312,809)	(1,842,475)
Net unrealized appreciation	$110,844,148	$1,898,813	$3,724,982	$7,049,704	$3,175,227

The differences between book and tax basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales and passive foreign investment company transactions.

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Leuthold Funds

3.INVESTMENT ADVISORY AND OTHER AGREEMENTS

Each of the Funds has entered into an Investment Advisory Agreement (“advisory agreement”) with the Adviser. Pursuant to its advisory agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily as applied to each Fund’s average daily net assets and payable monthly, at annual rates of:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Grizzly Short Fund	Leuthold Core ETF
0.90%	0.90%	1.00%	1.25%	0.50%

The Adviser has agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends, interest on securities sold short, acquired fund fees and expenses, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Leuthold Grizzly Short Fund	Leuthold Core ETF
1.25%	1.85%	1.50%	2.50%	0.65%

Any waiver or reimbursement is subject to later adjustments to allow the Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the recoupment period for the Adviser is limited to three years from the time the expenses were waived or incurred and is limited to the lesser of (1) the expense cap in effect at the time of the waiver, and (2) the expense cap in effect at the time of recapture.

Amounts subject to future recoupment as of September 30, 2023 are as follows:

Leuthold Select Industries Fund
Year of Expiration	Recoverable Amount
9/30/2024	$61,596
9/30/2025	54,459
9/30/2026	49,213

Leuthold Core ETF
Year of Expiration	Recoverable Amount
9/30/2024	$109,766
9/30/2025	75,400
9/30/2026	48,986

76	Leuthold Funds - 2023 Annual Report

Leuthold Funds

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds. A director and officers of the Company are also officers of the Adviser.

4.DISTRIBUTION PLAN

The Leuthold Global Fund – Retail Class has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whereby Compass Distributors, LLC, served as distributor through September 14, 2023, and Quasar Distributors, LLC, which serves as distributor effective September 15, 2023. This plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. The Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Fund’s shareholders, assists in the maintenance of the Fund’s shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Directors. To the extent such fee is not paid to such persons, the Fund may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the plan.

5.SUB-TRANSFER AGENT AND SHAREHOLDER SERVICING FEE PLANS

The Funds are permitted to pay sub-transfer agent fees for various platform agreement not to exceed 0.15% of the Funds’ average daily net assets. In addition, the Retail Class shares of the Leuthold Core Investment Fund, Leuthold Select Industries Fund, and Leuthold Grizzly Short Fund have adopted a Shareholder Servicing Fee Plan not to exceed 0.15% of these Funds’ Retail Class shares average daily net assets. These fees are used to finance certain activities related to servicing and maintaining shareholder accounts. Sub-transfer agent and shareholder servicing fees incurred by the Funds are disclosed in the Statements of Operations.

6.INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

7.ILLIQUID SECURITIES

Each Fund may invest up to 15% of net assets in illiquid investments. An “illiquid investment” is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund will take into account relevant market, trading, and investment specific consideration when determining whether an investment is an illiquid investment. The illiquidity status of an investment is generally evaluated monthly. The 15% limitation may include securities whose disposition would be subject to legal restrictions (“restricted securities”). Restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a fund being unable to realize a favorable price upon disposition of restricted securities and in some cases might make disposition of such securities at the time desired by the fund impossible.

Leuthold Funds - 2023 Annual Report	77

Leuthold Funds

8.LENDING PORTFOLIO SECURITIES

The Funds may lend portfolio securities constituting up to 30% of total assets to unaffiliated broker dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Funds equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

As of and during the year ended September 30, 2023, the Funds did not engage in securities lending.

Leuthold Core Investment Fund - Retail - LCORX

Financial Highlights

78	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data(1):
Net asset value, beginning of year	$20.03	$22.91	$19.70	$18.77	$20.50
Income (loss) from investment operations:
Net investment income (loss)(2)	0.31	0.07	0.07	0.00 (3)	0.09
Net realized and unrealized gains on investments and securities sold short	1.79	(1.80)	3.17	1.24	0.08
Total from investment operations	2.10	(1.73)	3.24	1.24	0.17

Less distributions:
From net investment income	(0.18)	—	—	(0.04)	(0.07)
From net realized gains	(1.44)	(1.15)	(0.03)	(0.27)	(1.83)
Total distributions	(1.62)	(1.15)	(0.03)	(0.31)	(1.90)

Redemption fees(3)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$20.51	$20.03	$22.91	$19.70	$18.77

Total Return	10.75%	(8.19%)	16.44%	6.72%	1.21%

Supplemental data and ratios:
Net assets, end of year (thousands)	$239,838	$247,766	$286,984	$276,018	$316,887
Ratio of expenses to average net assets(4)	1.39%	1.34%	1.36%	1.34%	1.32%
Ratio of net investment income (loss) to average net assets(5)	1.53%	0.33%	(0.31%)	0.00%	0.48%
Portfolio turnover rate(6)	68.00%	64.62%	41.42%	60.08%	66.68%

(1)For a share outstanding throughout the period. Rounded to the nearest cent.

(2)Net investment income (loss) per share is calculated based on average shares outstanding.

(3)Amount represents less than $0.005 per share.

(4)The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.23% for the year ended September 30, 2023, 1.16% for the year ended September 30, 2022, 1.23% for the year ended September 30, 2021, 1.20% for the year ended September 30, 2020, and 1.20% for the year ended September 30, 2019.

(5)The net investment income ratios include dividends and interest on securities sold short.

(6)The portfolio turnover rate excludes purchases and sales of securities sold short.

Leuthold Core Investment Fund - Institutional - LCRIX

Financial Highlights

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	79

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data(1):
Net asset value, beginning of year	$20.12	$22.98	$19.74	$18.81	$20.53
Income from investment operations:
Net investment income (loss)(2)	0.34	0.09	(0.05)	0.02	0.11
Net realized and unrealized gains on investments and securities sold short	1.79	(1.80)	3.32	1.23	0.09
Total from investment operations	2.13	(1.71)	3.27	1.25	0.20

Less distributions:
From net investment income	(0.20)	—	—	(0.05)	(0.09)
From net realized gains	(1.44)	(1.15)	(0.03)	(0.27)	(1.83)
Total distributions	(1.64)	(1.15)	(0.03)	(0.32)	(1.92)

Redemption fees(3)	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$20.61	$20.12	$22.98	$19.74	$18.81

Total Return	10.83%	(8.08%)	16.56%	6.76%	1.33%

Supplemental data and ratios:
Net assets, end of year (thousands)	$252,201	$258,752	$305,516	$268,934	$301,387
Ratio of expenses to average net assets(4)	1.29%	1.26%	1.26%	1.25%	1.22%
Ratio of net investment income (loss) to average net assets(5)	1.63%	0.42%	(0.21%)	0.10%	0.58%
Portfolio turnover rate(6)	68.00%	64.62%	41.42%	60.08%	66.68%

(1)For a share outstanding throughout the period. Rounded to the nearest cent.

(2)Net investment income (loss) per share is calculated based on average shares outstanding.

(3)Amount represents less than $0.005 per share.

(4)The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.13% for the year ended September 30, 2023, 1.10% for the year ended September 30, 2022, 1.13% for the year ended September 30, 2021, 1.11% for the year ended September 30, 2020, and 1.10% for the year ended September 30, 2019.

(5)The net investment income ratios include dividends and interest on securities sold short.

(6)The portfolio turnover rate excludes purchases and sales of securities sold short.

Leuthold Global Fund - Retail - GLBLX

Financial Highlights

80	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data(1):
Net asset value, beginning of year	$8.55	$9.72	$8.24		$8.09	$9.11
Income (loss) from investment operations:
Net investment income (loss)(2)	0.16	0.11	(0.05)		0.00 (3)	0.02
Net realized and unrealized gains (losses) on investments and securities sold short	0.60	(1.05)	1.53		0.21	(0.39)
Total from investment operations	0.76	(0.94)	1.48		0.21	(0.37)

Less distributions:
From net investment income	(0.09)	(0.04)	(0.00	)(3)	(0.06)	(0.01)
From net realized gains	(0.33)	(0.19)	—		—	(0.64)
Total distributions	(0.42)	(0.23)	—		(0.06)	(0.65)

Redemption fees	—	—	—		—	0.00 (3)
Net asset value, end of year	$8.89	$8.55	$9.72		$8.24	$8.09

Total Return	8.96%	(9.92%)	18.01%		2.56%	(3.97%)

Supplemental data and ratios:
Net assets, end of year (thousands)	$3,837	$4,608	$5,691		$4,690	$7,485
Ratio of expenses to average net assets(4)
Before expense reimbursement and recovery	2.16%	1.96%	1.97%		1.94%	1.88%
After expense reimbursement and recovery	2.16%	1.96%	2.01%		1.91%	1.88%
Ratio of net investment income (loss) to average net assets(5)
Before expense reimbursement and recovery	1.84%	1.14%	(0.44%)		(0.03%)	0.27%
After expense reimbursement and recovery	1.84%	1.14%	(0.48%)		0.01%	0.27%
Portfolio turnover rate(6)	67.20%	54.13%	49.39%		55.31%	93.77%

(1) For a share outstanding throughout the period. Rounded to the nearest cent.

(2)Net investment income (loss) per share is calculated based on average shares outstanding.

(3)Amount represents less than $0.005 per share.

(4)The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short before and after expense reimbursement and recorvery were 1.91% and 1.91% for the year ended September 30, 2023, 1.65% and 1.65% for the year ended September 30, 2022, 1.73% and 1.78% for the year ended September 30, 2021, 1.74% and 1.69% for the year ended September 30, 2020, and 1.62% and 1.62% for the year ended September 30, 2019, respectively.

(5)The net investment income ratios include dividends and interest on securities sold short.

(6)The portfolio turnover rate excludes purchases and sales of securities sold short.

Leuthold Global Fund - Institutional - GLBIX

Financial Highlights

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	81

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data(1):
Net asset value, beginning of year	$8.67	$9.86	$8.38	$8.21	$9.23
Income (loss) from investment operations:
Net investment income (loss)(2)	0.19	0.12	(0.04)	0.02	0.04
Net realized and unrealized gains (losses) on investments and securities sold short	0.61	(1.07)	1.54	0.21	(0.39)
Total from investment operations	0.80	(0.95)	1.50	0.23	(0.35)

Less distributions:
From net investment income	(0.10)	(0.05)	(0.02)	(0.06)	(0.03)
From net realized gains	(0.33)	(0.19)	—	—	(0.64)
Total distributions	(0.43)	(0.24)	(0.02)	(0.06)	(0.67)

Redemption fees	—	—	0.00 (3)	0.00 (3)	0.00 (3)
Net asset value, end of year	$9.04	$8.67	$9.86	$8.38	$8.21

Total Return	9.26%	(9.90%)	17.96%	2.79%	(3.70%)

Supplemental data and ratios:
Net assets, end of year (thousands)	$20,464	$20,143	$22,939	$21,097	$45,677
Ratio of expenses to average net assets(4)
Before expense reimbursement and recovery	1.91%	1.87%	1.90%	1.73%	1.63%
After expense reimbursement and recovery	1.91%	1.87%	1.95%	1.69%	1.63%
Ratio of net investment income (loss) to average net assets(5)
Before expense reimbursement and recovery	2.12%	1.28%	(0.40%)	0.17%	0.52%
After expense reimbursement and recovery	2.12%	1.28%	(0.45%)	0.21%	0.52%
Portfolio turnover rate(6)	67.20%	54.13%	49.39%	55.31%	93.77%

(1)For a share outstanding throughout the period. Rounded to the nearest cent.

(2)Net investment income (loss) per share is calculated based on average shares outstanding.

(3)Amount represents less than $0.005 per share.

(4)The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short before and after expense reimbursement and recovery were 1.66% and 1.66% for the year ended September 30, 2023, 1.57% and 1.57% for the year ended September 30, 2022, 1.66% and 1.71% for the year ended September 30, 2021, 1.53% and 1.49% for the year ended September 30, 2020, and 1.37% and 1.37% for the year ended September 30, 2019, respectively.

(5)The net investment income ratios include dividends and interest on securities sold short.

(6)The portfolio turnover rate excludes purchases and sales of securities sold short.

Leuthold Select Industries Fund - Retail - LSLTX

Financial Highlights

82	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data(1):
Net asset value, beginning of year	$26.69	$33.85	$27.06	$25.02	$27.31
Income (loss) from investment operations:
Net investment income (loss)(2)	0.10	0.09	(0.10)	(0.04)	(0.03)
Net realized and unrealized gains on investments	5.80	(5.09)	8.85	2.81	(0.16)
Total from investment operations	5.90	(5.00)	8.75	2.77	(0.19)

Less distributions:
From net investment income	(0.44)	(0.08)	—	—	—
From net realized gains	—	(2.08)	(1.96)	(0.73)	(2.10)
Total distributions	(0.44)	(2.16)	(1.96)	(0.73)	(2.10)
Net asset value, end of year	$32.15	$26.69	$33.85	$27.06	$25.02

Total Return	22.23%	(16.21%)	34.14%	11.28%	(0.19%)

Supplemental data and ratios:
Net assets, end of year (thousands)	$13,611	$11,965	$14,741	$8,677	$11,784
Ratio of expenses to average net assets:
Before expense reimbursement and recovery	1.87%	1.86%	2.03%	2.75%	1.77%
After expense reimbursement and recovery	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement and recovery	(0.04%)	(0.07%)	(0.84%)	(1.40%)	(0.39%)
After expense reimbursement and recovery	0.33%	0.29%	(0.31%)	(0.16%)	(0.12%)
Portfolio Turnover	103.61%	105.72%	62.93%	73.99%	72.87%

(1)For a share outstanding throughout the period. Rounded to the nearest cent.

(2)Net investment income (loss) per share is calculated based on average shares outstanding.

Leuthold Grizzly Short Fund - Retail - GRZZX

Financial Highlights

See Notes to the Financial Statements.	Leuthold Funds - 2023 Annual Report	83

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019
Per Share Data(1):
Net asset value, beginning of year	$9.25	$7.15	$10.82	$16.15	$17.65
Income (loss) from investment operations:
Net investment income (loss)(2)	0.39	(0.10)	(0.23)	(0.31)	0.19
Net realized and unrealized losses on investments and securities sold short	(1.95)	2.20	(3.44)	(5.01)	(1.54)
Total from investment operations	(1.56)	2.10	(3.67)	(5.32)	(1.35)

Less distributions:
From net investment income	(0.30)	—	—	(0.01)	(0.15)
From net realized gains	—	—	—	—	—
Total distributions	(0.30)	—	—	(0.01)	(0.15)
Net asset value, end of year	$7.39	$9.25	$7.15	$10.82	$16.15

Total Return	(16.77%)	29.37%	(33.92%)	(32.96%)	(7.62%)

Supplemental data and ratios:
Net assets, end of year (thousands)	$110,330	$197,384	$60,697	$123,140	$92,238
Ratio of expenses to average net assets(3)	2.71%	2.68%	2.93%	2.84%	2.61%
Ratio of net investment income (loss) to average net assets(4)	4.99%	(1.22%)	(2.93%)	(2.23%)	1.08%
Portfolio turnover rate(5)	0.00%	0.00%	0.00%	0.00%	0.00%

(1)For a share outstanding throughout the period. Rounded to the nearest cent.

(2)Net investment income (loss) per share is calculated based on average shares outstanding.

(3)The ratio of expenses to average net assets includes dividends and interest on securites sold short. The expense ratios excluding dividends and interest on securities sold short were 1.63% for the year ended September 30, 2023, 1.61% for the year ended September 30, 2022, 1.68% for the year ended September 30, 2021, 1.24% for the year ended September 30, 2020, and 1.60% for the year ended September 30, 2019.

(4)The net investment income ratios include dividends and interest on securities sold short.

(5)The portfolio turnover rate excludes purchases and sales of securities sold short.

Leuthold Core ETF - Retail - LCR

Financial Highlights

84	Leuthold Funds - 2023 Annual Report	See Notes to the Financial Statements.

	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Period Ended September 30, 2020(1)

Per Share Data(2):
Net asset value, beginning of year	$27.49	$30.06	$26.63	$25.00
Income (loss) from investment operations:
Net investment income(3)	0.51	0.26	0.06	0.08
Net realized and unrealized gains (losses) on investments and securities sold short	2.52	(2.76)	3.55	1.55
Total from investment operations	3.03	(2.50)	3.61	1.63

Less distributions:
From net investment income	(0.22)	(0.07)	(0.18)	—
From net realized gains	—	—	—	—
Total distributions	(0.22)	(0.07)	(0.18)	—
Net asset value, end of year	$30.30	$27.49	$30.06	$26.63

Total Return	11.03%	(8.34%)	13.59%	6.52%

Supplemental data and ratios:
Net assets, end of year (thousands)	$66,659	$35,741	$15,030	$11,317
Ratio of expenses to average net assets:
Before expense reimbursement and recovery	0.73%	0.98%	1.43%	3.31	%(4)
After expense reimbursement and recovery	0.65%	0.65%	0.65%	0.65	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement and recovery	1.63%	0.55%	(0.59%)	(2.23	%)(4)
After expense reimbursement and recovery	1.71%	0.88%	0.19%	0.43	%(4)
Portfolio Turnover	50.36%	31.03%	70.83%	47.53%

(1)Fund commenced operations on January 6, 2020. Information presented is for the period January 6, 2020 through September 30, 2020.

(2)For a share outstanding throughout the period. Rounded to the nearest cent.

(3)Net investment income (loss) per share is calculated based on average shares outstanding.

(4)Annualized.

Leuthold Funds - 2023 Annual Report	85

Leuthold Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Leuthold Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and investments sold short (as applicable), of Leuthold Funds, Inc., comprising Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Grizzly Short Fund (formerly Grizzly Short Fund), and Leuthold Core ETF (the “Funds”) as of September 30, 2023, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of their operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years or periods ended September 30, 2021, and prior, were audited by other auditors whose report dated November 23, 2021, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2022.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 28, 2023

86	Leuthold Funds - 2023 Annual Report

Leuthold Funds

ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (Unaudited)

The percentage of dividend income distributed for the year ended September 30, 2023, which is designated as qualified dividend income under the Tax Cuts and Jobs Act of 2017, is as follows: Leuthold Core Investment Fund 96.30%, Leuthold Global Fund 100.00%, Leuthold Select Industries Fund 100.00%, Leuthold Grizzly Short Fund 0.00%, and Leuthold Core ETF 51.01%.

The percentage of dividend income distributed for the year ended September 30, 2023, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Leuthold Core Investment Fund 78.91%, Leuthold Global Fund 34.27%, Leuthold Select Industries Fund 100.00%, Leuthold Grizzly Short Fund 0.00%, and Leuthold Core ETF 31.26%.

The Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Grizzly Short Fund, and Leuthold Core ETF designated as short-term capital gain distributions 0.00%, 0.00%, 0.00%, 0.00%, and 0.00%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended September 30, 2023. The Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Grizzly Short Fund, and Leuthold Core ETF designated as interest related dividends 34.16%, 22.39%, 0.00%, 47.06%, and 22.23%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended September 30, 2023.

Leuthold Funds - 2023 Annual Report	87

Leuthold Funds

Expense Examples – September 30, 2023 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and brokerage charges for the Leuthold Core ETF; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2023 - September 30, 2023).

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load (the Leuthold Core Investment Fund and Leuthold Global Fund charge a 2% redemption fee for redemptions made within five business days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks, or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the following examples. The examples include, but are not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the tables is useful

88	Leuthold Funds - 2023 Annual Report

Leuthold Funds

Expense Example Tables (Unaudited)

in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Leuthold Core Investment Fund - Retail - LCORX

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period* April 1, 2023 - September 30, 2023
Actual**	$1,000.00	$1,021.60	$7.04
Hypothetical (5% return before expenses)***	1,000.00	1,018.10	7.03

*Expenses are equal to the Fund’s annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

**Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $6.13 and the Fund’s annualized expense ratio would be 1.21%.

***Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $6.12 and the Fund’s annualized expense ratio would be 1.21%

Leuthold Core Investment Fund - Institutional - LCRIX

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period* April 1, 2023 - September 30, 2023
Actual**	$1,000.00	$1,022.00	$6.54
Hypothetical (5% return before expenses)***	1,000.00	1,018.60	6.53

*Expenses are equal to the Fund’s annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

**Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $5.63 and the Fund’s annualized expense ratio would be 1.11%.

***Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $5.62 and the Fund’s annualized expense ratio would be 1.11%

Leuthold Global Fund - Retail - GLBLX

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period* April 1, 2023 - September 30, 2023
Actual**	$1,000.00	$1,001.10	$11.29
Hypothetical (5% return before expenses)***	1,000.00	1,013.79	11.36

*Expenses are equal to the Fund’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

**Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $9.78 and the Fund’s annualized expense ratio would be 1.95%.

***Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $9.85 and the Fund’s annualized expense ratio would be 1.95%

Leuthold Funds - 2023 Annual Report	89

Leuthold Funds

Expense Example Tables (Unaudited) (continued)

Leuthold Global Fund - Institutional - GLBIX

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period* April 1, 2023 - September 30, 2023
Actual**	$1,000.00	$1,002.40	$9.99
Hypothetical (5% return before expenses)**	1,000.00	1,015.09	10.05

*Expenses are equal to the Fund’s annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

**Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $8.53 and the Fund’s annualized expense ratio would be 1.70%.

***Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $8.59 and the Fund’s annualized expense ratio would be 1.70%.

Leuthold Select Industries Fund - Retail - LSLTX

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period* April 1, 2023 - September 30, 2023
Actual	$1,000.00	$1,038.10	$7.66
Hypothetical (5% return before expenses)	1,000.00	1,017.55	7.59

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half period.

Leuthold Grizzly Short Fund - Retail - GRZZX

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period* April 1, 2023 - September 30, 2023
Actual**	$1,000.00	$1,007.60	$14.44
Hypothetical (5% return before expenses)***	1,000.00	1,010.68	14.47

*Expenses are equal to the Fund’s annualized expense ratio of 2.87%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half period.

**Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $8.25 and the Fund’s annualized expense ratio would be 1.64%.

***Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $8.29 and the Fund’s annualized expense ratio would be 1.64%.

90	Leuthold Funds - 2023 Annual Report

Leuthold Funds

Expense Example Tables (Unaudited) (continued)

Leuthold Core ETF - LCR

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During Period* April 1, 2023 - September 30, 2023
Actual	$1,000.00	$1,020.20	$3.29
Hypothetical (5% return before expenses)	1,000.00	1,021.81	3.29

*Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half period.

Leuthold Funds - 2023 Annual Report	91

Leuthold Funds

Leuthold Liquidity Risk Management Disclosure

On May 8, 2023, the Directors of Leuthold Funds, Inc. reviewed and considered a written report prepared by the program administrator of the Funds’ Liquidity Risk Management Program (the “Program”), the Funds’ Liquidity Risk Management Committee (the “Program Administrator”), which addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation for the most recent annual period (the “Review Period”). In considering the report, the Directors noted that the Program Administrator has determined that the Funds primarily hold, and continue to hold, assets that are highly liquid investments, and thus may rely on the exclusion from the requirements to determine and review a highly liquid investment minimum and to adopt shortfall policies and procedures. They then confirmed with the Program Administrator that no material changes were made to the Program and reviewed all of the material features of the Program to ensure that they understand how the Program is designed to assess and manage the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors in the Funds. The Directors noted that the Program Administrator concluded that in all market conditions and under all Fund-specific stresses to date, the Funds have been able to meet redemption needs without significant dilution to the Funds’ remaining investors during the Review Period. Following the Directors’ review and discussion, they determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Directors to effectively assess the Program and its implementation during the Review Period, and that they are comfortable with the report’s conclusion that the Program is reasonably designed to assess and manage the Funds’ liquidity risk and complies with the requirements of Rule 22e-4, and that the Program has operated as intended during the Review Period.

92	Leuthold Funds - 2023 Annual Report

Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Independent Directors

Name, Year of Birth and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Directors	Other Directorships Held by Director
Lawrence L. Horsch (1934) c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Chairman and Director	Indefinite, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm	5	Somero Enterprises and Pioneer Sales Group

Steven R. Schroll (1957) c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Director and Chair of Nominating Committee	Indefinite, Director since 2019	Retired. Served as Senior Equity Portfolio Manager at Ameriprise Financial (Columbia Management) from 2002 to 2018	5	None

Addison L. Piper (1946) c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Director and Chair of Audit Committee	Indefinite, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Sandler Companies (f/k/a Piper Jaffray Companies)	5	Piper Sandler (f/k/a Piper Jaffray Companies)

Leuthold Funds - 2023 Annual Report	93

Leuthold Funds

ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Interested Persons

Name, Year of Birth and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Directors	Other Directorships Held by Director
John C. Mueller (1968) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Director President	Indefinite, Director since 2009 One year term, President since 2011	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for The Leuthold Group since 2001.	5	None

Roger A. Peters (1960) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One year term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005.	N/A	N/A

Glenn R. Larson (1965) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Secretary and Treasurer	One year term, Secretary and Treasurer since 2022	Compliance Officer of the Adviser since 2005.	N/A	N/A

The Statement of Additional Information includes additional information about the Funds’ Directors and is available free of charge upon request by calling the Funds toll free at (800) 273-6886.

Information regarding the method the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 273-6886 or by accessing the Funds’ website at www.leutholdfunds.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling toll-free at (800) 273-6886 or on the SEC’s website at www.sec.gov.

Leuthold Funds

Investment Adviser:

The Leuthold Group, LLC, doing business
as Leuthold Weeden Capital Management, Minneapolis, Minnesota

Administrator, Transfer Agent, Fund Accountant,
Shareholder Servicing Agent:

U.S. Bancorp Fund Services, LLC, Milwaukee, Wisconsin

Custodian:

U.S. Bank, N.A.,
Milwaukee, Wisconsin

Counsel:

Foley & Lardner, LLP, Milwaukee, Wisconsin

Independent Registered
Public Accounting Firm:

Cohen & Company, Ltd.
Cleveland, Ohio

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Once filed, the Funds’ Form N-PORT is available without charge on the SEC’s website (http://www.sec.gov) and is available upon request by calling 1-800-273-6886.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Addison Piper is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services refer to the principal accountant assisting in the preparation of US tax income tax returns, state returns and, where applicable, excise tax returns, and assisting with tax compliance and tax planning. No “other services” were provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2022	FYE 9/30/2021
Audit Fees	$115,000	$115,000
Audit-Related Fees	$0	$0
Tax Fees	$18,500	$18,500
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd., for the fiscal year ended September 30, 2023 for the fiscal year ended September 30, 2022, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2023	FYE 9/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years:

Non-Audit Related Fees	FYE 9/30/2023	FYE 9/30/2022
Registrant	$ 0	$ 0
Registrant’s Investment Adviser	$ 0	$ 0

(h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Addison Piper, Lawrence Horsch, and Steven Schroll.

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing, filed December 8, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Leuthold Funds, Inc.

By (Signature and Title)	/s/ John Mueller
John Mueller, President/Principal Executive Officer

Date	12/1/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Mueller
John Mueller, President/Principal Executive Officer

Date	12/1/2023

By (Signature and Title)*	/s/ Glenn Larson
Glenn Larson, Treasurer/Principal Financial Officer

Date	12/1/2023

* Print the name and title of each signing officer under his or her signature.